United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-6447

(Investment Company Act File Number)

Federated Fixed Income Securities, Inc.

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

John W. McGonigle, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 09/30/15

Date of Reporting Period: 09/30/15

Item 1. Reports to Stockholders

Annual Shareholder Report
September 30, 2015
Share Class	Ticker
A	FMUUX
Institutional	FMUSX

Federated Municipal Ultrashort Fund
Fund Established 2000

A Portfolio of Federated Fixed Income Securities, Inc.

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from October 1, 2014 through September 30, 2015. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Municipal Ultrashort Fund (the “Fund”), based on net asset value for the 12-month reporting period ended September 30, 2015, was -0.35% for the Class A Shares and 0.10% for the Institutional Shares. The 0.10% total return for the Institutional Shares for the reporting period consisted of 0.60% of tax-exempt dividend income and price depreciation of 0.50% in the net asset value of the shares.1,2 The total return of the Barclays 1-Year Municipal Bond Index (B1MB),3 the Fund's broad-based securities market index, was 0.69%, and the total return of the Lipper Short Municipal Debt Funds Average (LSMDFA),4 a peer group average of funds with durations of less than three years, was 0.31% during the same period. The total return of a 50/50 blend (Blended Index) of the B1MB and the Lipper Tax-Exempt Money Market Funds Average,4 which would approximate the average duration of the Fund, was 0.36% during the same period. The Fund's and the Lipper Average's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses that were not reflected in the total return of the B1MB.
During the reporting period, the Fund's investment strategy focused on: (a) the effective duration5 of its portfolio (which indicates the portfolio's price sensitivity to interest rates); (b) the selection of securities with different maturities (expressed by a yield curve showing the relative yield of securities with different maturities); (c) the allocation of the portfolio among securities of similar issuers (referred to as “sectors”); and (d) the credit quality6 and ratings of the portfolio securities (which indicates the risk that securities may default). These were the most significant factors affecting the Fund's performance relative to the B1MB during the reporting period.
The following discussion will focus on the performance of the Fund's Institutional Shares.
MARKET OVERVIEW
During the reporting period, 10-year Treasury yields decreased from a high of 2.49% in early October of 2014 to 1.64% in January of 2015 before rising in the second half to end the period at 2.03%.
Economic activity expanded at a solid pace over most of the reporting period, and labor market conditions continued to improve, as reflected by the unemployment rate's steady decline. However, first quarter 2015 GDP was disappointing and added to conjecture regarding the Federal Reserve's (the Fed) liftoff date for increasing the federal funds target rate. The markets became concerned about whether the weakness in the first quarter primarily reflected temporary factors or instead suggested a longer-lasting loss of momentum for
Annual Shareholder Report

the economy. Price inflation moved further away from the Federal Open Market Committee's longer run objective of two percent and continued to be held down by continuing large decreases in energy prices while longer term market-based measures of inflation compensation declined.
Continued weakness in core inflation and headline inflation indicated that it could take longer to reach the Fed's inflation targets than anticipated. The collapse in the price of oil supported the fixed-income markets by further reducing price pressures and by generating concerns that the drop in oil prices might be reflecting declining demand in a weakening global economy. The support to household spending from lower energy prices was offset by the restraint implied by the appreciation of the U.S. dollar.
During the reporting period, developments in Europe continued to be a focus for investors which indirectly affected interest rate levels in the tax-exempt municipal bond market. With regard to Europe, there continued to be downside risks to growth emanating from the region, given its unresolved imbalances, weak economic growth and continued deflationary risks. The U.S. dollar strengthened against the currencies of most advanced economies amid concerns about growth in those countries as well as announcements by several central banks regarding monetary policy actions. Elements underpinning the strength of the U.S. dollar were the increasing prevalence of negative interest rates on sovereign debt in some key European economies and risks to the international economic outlook. The European Central Bank announced that it would expand its asset purchase program, and the Swiss National Bank ended its policy of defending its exchange rate floor. Sovereign yields abroad moved lower reflecting the expected and actual easing of monetary policy by foreign central banks. The stronger U.S. dollar was also a persistent constraint on U.S. exports. Other overseas concerns included the slowdown of growth in China, tensions in the Middle East and Ukraine and financial uncertainty in Greece. This resulted in intervening periods of lower U.S. Treasury yields that pushed municipal yields lower.
Late in the reporting period, Treasury yields declined as China's economic deceleration apparently intensified, global commodity prices fell, and global equity markets posted significant losses as the Fed's monetary policy intentions became less clear. Late in the period, the Fed declined to raise the target range for the federal funds rate from the post-crisis low of 0-0.25% citing concerns over low inflation and the impact on the economy from the China slowdown.
Municipal bond yields generally declined, nearly keeping pace with Treasury yields, amid improving investor demand for municipal bond funds and moderate net new municipal bond issuance. However, over the reporting period, the municipal yield curve flattened as yields on shorter maturities rose while yields on intermediate and longer maturities (7 years and longer) declined, leading to better total return performance for longer-dated municipal bonds.
Annual Shareholder Report

Some positive news about the fiscal position of the states became available during the reporting period, and, in some cases, revenues rose sufficiently enough to enable increases in state government spending and employment. These positive events allowed the spread between “AAA”- and “BBB”-rated general obligation debt to narrow during the period.
Detroit's high profile bankruptcy and the increased erosion in the Puerto Rican economy and its related entities resulted in increased volatility in municipal credit spreads near the end of the reporting period. Also, in Illinois, Chicago continued to be unable to come to political terms over a solution for underfunded pensions and revenue shortfalls. The risk of additional municipal issuers becoming distressed continued to exist. Some state and local governments have turned to the courts for assistance in lowering their onerous pension liabilities, but responses from the courts have generally not been particularly favorable thus far. Any workouts of these concerns are likely to take many years which will continue to constrain state and local government budgets and limit their capacity to deal with severe infrastructure needs. The ongoing pressures on public pension plans and their unfunded liabilities continue to receive significant scrutiny, and this issue continues to be watched.
Investor flows into intermediate and longer-term municipal bond funds over the reporting period were mostly positive, which helped to offset the increased issuance of municipal debt in the subdued interest rate environment. The key factor in the upward surge in municipal bond issuance was the drop in municipal yields and the implications for additional refunding issuance by state and local governments. This helped to create a favorable technical environment of supply and demand within the municipal bond market that led to positive price returns over most of the period.
DURATION
The Fund is an ultrashort tax-exempt municipal bond fund and pursues a low volatility strategy. As such, the Fund's typical dollar-weighted average duration is constrained by its prospectus to one year or less and the typical operating range is from six months to one year. As determined at the end of the reporting period, the Fund's dollar-weighted average duration was 0.41 years, and the Fund's dollar-weighted average portfolio duration during the reporting period was approximately 0.5 years. The duration of the B1MB (which contains only bonds with maturities from one to two years) was 1.42 years at the end of the reporting period.
With short-term municipal interest rates increasing only about 0.20% over the reporting period, the shorter duration of the Fund slightly helped the Fund's relative performance versus the B1MB. However, with the Fed's target rate range remaining on hold over the period, the performance of Municipal Floating Rate Notes (MFRNs), an overweight position in the Fund, with 7-day durations and maturities from two to five years, hurt Fund performance as their prices declined and coupon income remained mostly unchanged.
Annual Shareholder Report

Maturity/Yield Curve
During the reporting period, the municipal yield curve flattened as a result of yields on intermediate and long maturity bonds declining (seven years and longer) and yields with bonds with shorter maturities rising slightly.
The best performers of the yield curve were the longest maturity bonds. Because the Fund continued to pursue a low volatility, ultrashort duration strategy during the reporting period in order to provide a high degree of liquidity, the Fund was managed with an intention of maintaining a barbell structure consisting of: a 65% to 75% weighting in very short-term maturity securities such as tax-exempt weekly reset municipal variable rate demand notes (MVRDNs), weekly reset MFRNs and 90-day or less municipal commercial paper; and (b) a 25% to 35% weighting in tax-exempt fixed-rate municipal bonds with durations generally from three months to four years.
The B1MB contains only bonds with maturities greater than one but less than two years and does not contain any bonds with less than one year remaining to maturity, nor does it include any MVRDNs or most MFRNs. The Fund's portfolio weighting of 15-20% in liquid 7-day reset MVRDNs detracted from Fund performance relative to the B1MB during the reporting period, as these instruments slightly underperformed the greater income of bonds contained in the B1MB.
From a security selection perspective, MFRNs with 7-day rate resets, which comprised 45% or more of the Fund, provided above-average tax-exempt income due to credit spread, but this income was largely offset by negative price performance over the reporting period. This underperformance was a result of a glut of new issue supply in 2015 combined with weakening demand for MFRNs amid the changing dynamics of the Fed's timing on the lift-off date for short-term interest rates. Coupon income from MFRNs, whose coupons are tied to a base floating rate index such as the municipal 7-day SIFMA index or 1-month LIBOR rates, will likely increase when the Fed does decide to increase the federal funds target rate range.
The Fund also had significant weightings in tax-exempt, municipal bonds maturing from one to two years and two to four years, and these holdings helped Fund performance relative to the B1MB during the reporting period.
SECTOR ALLOCATION
During the reporting period, the Fund received a small but positive contribution to excess return from sector allocations. The Fund maintained a higher portfolio allocation, relative to the B1MB, to securities issued by transportation agencies (airports and toll roads), hospitals, industrial development and pollution control revenue entities (corporate obligors and investor-owned electric and gas utilities) and tobacco settlement revenue bonds. These allocations helped the Fund's performance due to the outperformance of these sectors relative to the B1MB.
Annual Shareholder Report

The Fund was significantly underweight, compared to the B1MB, in pre-refunded bonds (which are bonds for which the principal and interest payments are secured or guaranteed by cash or U.S. Treasury securities held in an escrow account), and since this sector was an underperformer within the B1MB, this positively affected Fund performance relative to the B1MB during the reporting period.
Overall, sector allocation decisions had a slight but positive impact to the Fund's performance relative to the B1MB during the reporting period. The Fund held no exposure to Puerto Rico or its public corporations over the reporting period, and this benefited Fund performance over the reporting period. The Fund's holdings of Chicago Public Schools and Illinois, Connecticut and New Jersey state related debt declined in price as their underfunded pension related credit issues became more prevalent and their financial positions deteriorated.
CREDIT QUALITY
During the reporting period, investor appetite for yield in the low interest rate environment increased municipal bond fund inflows and resulted in outperformance of bonds rated “A” and “BBB” (or unrated bonds of comparable quality) relative to bonds rated in the higher rating categories (or unrated bonds of comparable quality). Bonds in the noninvestment-grade category, below “BBB,” also outperformed the higher rating categories. With the decrease in credit spreads during the reporting period, and to a lesser extent for “AAA”- and “AA”-rated (or unrated comparable quality) debt, the Fund's overweight position, relative to the B1MB, in “A” and “BBB” (or unrated comparable quality) debt during the reporting period had a positive impact on the Fund's performance, as the yield on “A” and “BBB” (or unrated comparable quality) debt decreased to a greater extent than for other investment-grade securities.
The Fund's very small exposure to noninvestment-grade debt added positive excess return as these securities also experienced spread tightening versus higher quality debt over the reporting period while also contributing positive incremental yield. Fund management's decision to completely avoid Puerto Rico and the debt of all its public corporations helped Fund performance.
Annual Shareholder Report

1	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices. The Fund is not a “money market” mutual fund. A money market mutual fund attempts to maintain a stable net asset value through compliance with relevant Securities and Exchange Commission rules. The Fund is not governed by those rules, and its shares will fluctuate in value.
2	Income may be subject to the federal alternative minimum tax, as well as state and local taxes.
3	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the B1MB.
4	Lipper figures represent the average of the total returns reported by all mutual funds designated by Lipper, Inc. as falling into the respective category indicated. They do not reflect sales charges.
5	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations. For purposes of this Management's Discussion of Fund Performance, duration is determined using a third-party analytical system.
6	Investment-grade securities and noninvestment-grade securities may either be: (a) rated by a nationally recognized statistical ratings organization or rating agency; or (b) unrated securities that the Fund's investment adviser (“Adviser”) believes are of comparable quality. The rating agencies that provided the ratings for rated securities include Standard & Poor's, Moody's Investor Services, Inc. and Fitch Rating Service. When ratings vary, the highest rating is used. Credit ratings of “AA” or better are considered to be high credit quality; credit ratings of “A” are considered high or medium/good quality; and credit ratings of “BBB” are considered to be medium/good credit quality, and the lowest category of investment-grade securities; credit ratings of “BB” and below are lower-rated, noninvestment-grade securities or junk bonds; and credit ratings of “CCC” or below are noninvestment-grade securities that have high default risk. Any credit quality breakdown does not give effect to the impact of any credit derivative investments made by the Fund. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher rated securities and increased possibilities of default.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Municipal Ultrashort Fund (the “Fund”) from September 30, 2005 to September 30, 2015, compared to the Barclays 1-Year Municipal Bond Index (B1MB),2 the Lipper Short Municipal Debt Funds Average (LSMDFA)3 and a 50/50 blended index (Blended Index) of the B1MB and Lipper Tax-Exempt Money Market Funds Average.2,3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of September 30, 2015
■	Total returns shown for Class A include the maximum sales charge of 2.00% ($10,000 Investment minus $200 sales charge = $9,800).
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses.
Annual Shareholder Report

Average Annual Total Returns for the Period Ended 9/30/2015
(returns reflect all applicable sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-2.39%	-0.02%	1.19%
Institutional Shares	0.10%	0.83%	1.86%
B1MB	0.69%	0.89%	2.15%
LSMDFA	0.31%	0.97%	1.93%
Blended Index	0.36%	0.45%	1.50%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charge. For Class A Shares, the maximum sales charge of 2.00% ($10,000 investment minus $200 sales charge = $9,800). The Fund's performance assumes the reinvestment of all dividends and distributions. The B1MB, the LSMDFA and the Blended Index have been adjusted to reflect reinvestment of dividends on securities in the index and the average.
2	The B1MB is the one-year (1-2) component of the Barclays Municipal Bond Index. The Barclays Municipal Bond Index is an unmanaged index of tax-exempt municipal bonds issued after December 31, 1990, with a minimum credit rating of at least Baa3 or BBB-, which have been issued as part of a deal of at least $75 million, have a minimum maturity value of at least $7 million and mature in at least one, but not more than two years. The B1MB also includes both zero coupon bonds and bonds subject to the alternative minimum tax (AMT). The B1MB is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The Fund is not a money market fund and is not subject to the special regulatory requirements (including maturity and credit quality constraints) designed to enable money market funds to maintain a stable share price. The B1MB is unmanaged, and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Lipper figures represent the average of the total returns reported by all the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. They do not reflect sales charges.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)
At September 30, 2015, the Fund's sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Hospital	15.0%
Industrial Development Bond/Pollution Control Revenue	13.3%
General Obligation—Local	12.8%
General Obligation—State	8.9%
Electric & Gas	8.7%
Tollroad	8.5%
Dedicated Tax	4.1%
General Obligation—State (Appropriation)	3.9%
Water & Sewer	3.7%
Public Power	3.5%
Other[2]	18.6%
Other Assets and Liabilities—Net[3]	(1.0)%
TOTAL	100.0%
1	Sector classifications, and the assignment of holdings to such sectors, are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's Adviser. For securities that have been enhanced by a third-party, including bond insurers and banks, sector classifications are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's Adviser.
2	For purposes of this table, sector classifications constitute 82.4% of the Fund's total net assets. Remaining sectors have been aggregated under the designation “Other.”
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments
September 30, 2015
Principal Amount			Value
		MUNICIPAL BONDS—84.1%
		Alabama—0.2%
$4,640,000		Mobile, AL IDB, PCRBs (Series 2007A), 1.65% TOBs (Alabama Power Co.), Mandatory Tender 3/20/2017	$4,697,490
		Arizona—1.3%
7,000,000	[1]	Arizona Health Facilities Authority, Variable Rate Revenue Refunding Bonds (Series 2013A-1), 1.87% TOBs (Phoenix Children's Hospital), Mandatory Tender 2/5/2020	7,162,540
2,265,000		Navajo County, AZ Pollution Control Corp., Revenue Refunding Bonds (Series 2014A), 0.45% TOBs (Arizona Public Service Co.), Mandatory Tender 11/17/2015	2,264,977
20,000,000		Phoenix, AZ IDA, (Series 2013), 0.60% TOBs (Republic Services, Inc.), Mandatory Tender 11/2/2015	20,000,000
4,500,000	[2,3]	Yavapai County, AZ IDA Solid Waste Disposal, Revenue Bonds (Series 2002), 2.125% TOBs (Waste Management, Inc.), Mandatory Tender 6/1/2018	4,626,405
2,500,000	[2,3]	Yavapai County, AZ IDA Solid Waste Disposal, Revenue Bonds (Series 2003A-2), 1.60% TOBs (Waste Management, Inc.), Mandatory Tender 3/1/2018	2,499,650
		TOTAL	36,553,572
		Arkansas—0.3%
8,000,000		Jefferson County, AR, PCR Refunding Bonds (Series 2013), 1.55% (Entergy Arkansas, Inc.), 10/1/2017	8,115,120
		California—7.4%
12,000,000	[1]	Bay Area Toll Authority, CA, San Francisco Bay Area Toll Bridge Revenue Bonds (Series 2008D-1 Index Rate), 0.99% TOBs, Mandatory Tender 8/1/2017	12,026,880
15,000,000	[1]	Bay Area Toll Authority, CA, San Francisco Bay Area Toll Bridge Revenue Bonds (SIFMA Index Rate Bonds Series 2007A-1), 0.72% TOBs, Mandatory Tender 10/1/2019	15,016,350
3,770,000		California Health Facilities Financing Authority, Revenue Bonds (Series 2008A), 1.45% TOBs (Lucile Salter Packard Children's Hospital at Stanford), Mandatory Tender 3/15/2017	3,818,180
4,715,000		California Health Facilities Financing Authority, Revenue Bonds (Series 2008B), 1.45% TOBs (Lucile Salter Packard Children's Hospital at Stanford), Mandatory Tender 3/15/2017	4,775,258
4,250,000		California Health Facilities Financing Authority, Revenue Bonds (Series 2008C), 1.45% TOBs (Lucile Salter Packard Children's Hospital at Stanford), Mandatory Tender 3/15/2017	4,304,315
5,645,000		California Health Facilities Financing Authority, Revenue Bonds (Series 2013B), 5.00% TOBs (St. Joseph Health System), Mandatory Tender 10/17/2017	6,147,066
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		California—continued
$2,700,000		California Municipal Finance Authority, Solid Waste Disposal Revenue Bonds (Series 2008A), 1.55% (Waste Management, Inc.), 2/1/2019	$2,717,172
3,500,000	[2]	California PCFA, Solid Waste Disposal Revenue Bonds, 1.65% TOBs (Waste Management, Inc.), Mandatory Tender 5/1/2017	3,501,820
2,300,000		California PCFA, Solid Waste Disposal Revenue Refunding Bonds (Series 1998A), 1.50% (Waste Management, Inc.), 6/1/2018	2,299,770
3,200,000		California PCFA, Solid Waste Disposal Revenue Refunding Bonds (Series 1998B), 3.625% (Waste Management, Inc.), 6/1/2018	3,348,512
10,000,000	[1]	California State, UT GO Bonds (Index Floating Rate Bonds Series 2013C), 0.57% TOBs, Mandatory Tender 12/1/2016	10,005,900
10,000,000	[1]	California State, UT GO Bonds (Index Floating Rate Bonds Series 2013D), 0.831% TOBs, Mandatory Tender 12/1/2017	10,094,400
16,665,000		California State, UT GO Bonds, 4.00% TOBs, Mandatory Tender 12/1/2017	17,573,576
7,000,000	[1]	California State, UT GO Refunding Bonds (Series 2012B), 0.77%, 5/1/2017	7,034,090
9,000,000	[1]	California State, UT GO Refunding Bonds (Series 2012B), 0.92%, 5/1/2018	9,080,010
10,000,000		California State, Various Purpose UT GO Bonds (Series 2013), 5.00%, 10/1/2017	10,877,700
60,000,000	[1]	California Statewide CDA, Revenue Bonds (Series 2012C), 0.97% TOBs (Kaiser Permanente), Mandatory Tender 5/1/2017	60,137,400
3,000,000		Foothill/Eastern Transportation Corridor Agency, CA, Toll Road Revenue Refunding Bonds (Series 2013B-1), 5.00% TOBs, Mandatory Tender 1/15/2018	3,173,970
2,500,000		Foothill/Eastern Transportation Corridor Agency, CA, Toll Road Revenue Refunding Bonds (Series 2013B-2), 5.00% TOBs, Mandatory Tender 1/15/2020	2,736,275
8,300,000	[1]	Hemet, CA USDT, COPs (Series 2006), 0.67% 10/3/2016	8,298,838
7,000,000	[1,2,3]	Nuveen California AMT-Free Municipal Income Fund, Institutional MuniFund Term Preferred Shares (Series 2018), 0.49%, 7/1/2018	7,001,610
9,000,000		San Joaquin Hills, CA Transportation Corridor Agency, Senior Lien Toll Road Revenue Refunding Bonds (Series 2014A), 5.00%, 1/15/2016	9,114,210
5,000,000		Val Verde, CA USDT, GO BANs (Series 2013), 3.00%, (United States Treasury PRF 8/1/2016@100), 8/1/2018	5,116,750
		TOTAL	218,200,052
		Colorado—0.5%
8,250,000	[1]	E-470 Public Highway Authority, CO, Senior Revenue Bonds (Series 2014A), 1.20% TOBs, Mandatory Tender 8/31/2017	8,250,990
5,790,000	[1]	E-470 Public Highway Authority, CO, Senior Revenue Bonds (SIFMA Index Series 2007CD-2), 1.77% TOBs (National Public Finance Guarantee Corporation INS), Mandatory Tender 8/31/2017	5,815,071
		TOTAL	14,066,061
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Connecticut—3.1%
$5,100,000		Connecticut Development Authority, (Series 1999),0.48% CP (New England Power Co.), Mandatory Tender 10/15/2015	$5,100,051
15,000,000	[1]	Connecticut State HEFA, Revenue Bonds (Series 2014B Floating Rate Note), 0.682% TOBs (Yale-New Haven Hospital), Mandatory Tender 7/1/2019	15,118,800
15,585,000	[1]	Connecticut State, UT GO SIFMA Index Bonds (Series 2011C), 0.67%, 5/15/2016	15,617,884
5,000,000	[1]	Connecticut State, UT GO SIFMA Index Bonds (Series 2012A), 0.55%, 4/15/2016	5,009,300
4,000,000	[1]	Connecticut State, UT GO SIFMA Index Bonds (Series 2012A), 0.70%, 4/15/2017	4,012,640
4,500,000	[1]	Connecticut State, UT GO SIFMA Index Bonds (Series 2012A), 0.90%, 4/15/2018	4,499,865
3,000,000	[1]	Connecticut State, UT GO SIFMA Index Bonds (Series 2012D), 0.45%, 9/15/2016	3,001,740
1,875,000	[1]	Connecticut State, UT GO SIFMA Index Bonds (Series 2012D), 0.54%, 9/15/2017	1,866,600
2,500,000	[1]	Connecticut State, UT GO SIFMA Index Bonds (Series 2012D), 0.79%, 9/15/2018	2,474,700
6,355,000	[1]	Connecticut State, UT GO SIFMA Index Bonds (Series 2013A), 0.67%, 3/1/2020	6,291,005
4,000,000	[1]	Connecticut State, UT GO SIFMA Index Bonds (Series 2013A), 0.77%, 3/1/2021	3,953,840
3,065,000	[1]	Connecticut State, UT GO SIFMA Index Bonds (Series 2013A), 0.87%, 3/1/2022	3,017,646
1,500,000	[1]	Connecticut State, UT GO SIFMA Index Bonds (Series 2013A), 0.92%, 3/1/2023	1,468,770
15,000,000	[1]	Connecticut State, UT GO SIFMA Index Bonds (Series 2013D), 0.90%, 8/15/2019	15,021,450
2,000,000		West Haven, CT, UT GO Bonds, 4.00% (AGM INS), 8/1/2017	2,104,780
2,500,000		West Haven, CT, UT GO Bonds, 5.00% (AGM INS), 8/1/2016	2,589,275
		TOTAL	91,148,346
		District of Columbia—1.5%
10,000,000	[1]	District of Columbia Income Tax Revenue, Income Tax Secured Revenue Refunding Bonds (Series 2011B), 0.62%, 12/1/2015	10,000,000
10,000,000	[1]	District of Columbia Income Tax Revenue, Income Tax Secured Revenue Refunding Bonds (Series 2011E), 0.62%, 12/1/2015	10,000,000
13,285,000	[1]	District of Columbia Income Tax Revenue, Income Tax Secured Revenue Refunding Bonds (Series 2011E), 0.77%, 12/1/2017	13,178,587
12,000,000	[1]	District of Columbia Water & Sewer Authority, Public Utility Subordinate Lien Multimodal Revenue Bonds (Series 2012B-2), 0.60% TOBs, Mandatory Tender 6/1/2016	12,009,960
		TOTAL	45,188,547
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Florida—1.8%
$52,116	[4,5]	Capital Trust Agency, FL, Housing Revenue Notes, 5.95% (Atlantic Housing Foundation Properties), 1/15/2039	$1,300
10,000,000	[1]	Citizens Property Insurance Corp. FL, (Citizens Property Insurance Coastal Account), SIFMA Floating Rate Notes (Series 2015A-2), 0.87%, 6/1/2018	9,998,400
6,350,000		Escambia County, FL, PCR Refunding Bonds (Series 2003), 1.55% TOBs (Gulf Power Co.), Mandatory Tender 6/15/2016	6,402,387
21,740,000	[1]	Lakeland, FL Energy Systems, Variable Rate Energy System Refunding Bonds (Series 2012), 0.77%, 10/1/2017	21,793,915
4,500,000		Miami-Dade County, FL IDA, Solid Waste Disposal Revenue Bonds (Series 2006), 1.50% (Waste Management, Inc.), 10/1/2018	4,522,995
5,200,000		Miami-Dade County, FL School Board, COPs (Series 2011B), 5.00% TOBs, Mandatory Tender 5/1/2016	5,333,380
2,250,000		Okeechobee County, FL, 2.25% TOBs (Waste Management, Inc.), Mandatory Tender 7/1/2016	2,282,625
1,500,000		Orlando & Orange County Expressway Authority, FL, Revenue Refunding Bonds (Series 2012A), 5.00%, 7/1/2017	1,614,075
		TOTAL	51,949,077
		Georgia—0.9%
22,500,000	[1]	Gainesville & Hall County, GA Hospital Authority, (Northeast Georgia Health System, Inc.), RACs (Series 2014B), 0.97%, 2/18/2020	22,283,325
2,425,000		Monroe County, GA Development Authority, PCRBs (First Series 1995), 2.00% TOBs (Georgia Power Co.), Mandatory Tender 6/13/2019	2,458,659
2,000,000		Municipal Electric Authority of Georgia, General Resolution Senior General Power Revenue Bonds (Series 2012B), 5.00%, 1/1/2017	2,113,800
400,000		Municipal Electric Authority of Georgia, Project One Power Revenue Bonds (Series GG), 5.00%, 1/1/2017	422,760
		TOTAL	27,278,544
		Illinois—5.6%
12,000,000	[1]	Chicago, IL Board of Education, UT GO Refunding Bonds (Series 2013A-2 SIFMA Index), 0.77% TOBs, Mandatory Tender 6/1/2017	11,229,840
16,000,000	[1]	Chicago, IL Board of Education, UT GO Refunding Bonds (Series 2013A-3 SIFMA Index), 0.85% TOBs, Mandatory Tender 6/1/2018	14,206,240
21,030,000		Chicago, IL O'Hare International Airport, General Revenue Senior Lien Revenue Refunding Bonds (Series 2012A), 5.00%, 1/1/2016	21,276,261
18,455,000		Chicago, IL O'Hare International Airport, General Revenue Senior Lien Revenue Refunding Bonds (Series 2012A), 5.00%, 1/1/2017	19,373,875
17,585,000		Chicago, IL O'Hare International Airport, General Revenue Senior Lien Revenue Refunding Bonds (Series 2012A), 5.00%, 1/1/2018	18,979,666
10,000,000		Chicago, IL O'Hare International Airport, General Revenue Senior Lien Revenue Refunding Bonds (Series 2012B), 4.00%, 1/1/2016	10,091,800
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Illinois—continued
$10,400,000		Chicago, IL O'Hare International Airport, General Revenue Senior Lien Revenue Refunding Bonds (Series 2012B), 4.00%, 1/1/2017	$10,788,648
10,815,000		Chicago, IL O'Hare International Airport, General Revenue Senior Lien Revenue Refunding Bonds (Series 2012B), 4.00%, 1/1/2018	11,433,726
1,175,000		Cook County, IL, Refunding UT GO Bonds (Series 2014A), 5.00%, 11/15/2017	1,243,232
1,260,000		Illinois Finance Authority, Revenue Bonds (Series 2011IL), 3.00% (Trinity Healthcare Credit Group), 12/1/2015	1,265,947
1,000,000		Illinois Finance Authority, Revenue Bonds (Series 2011IL), 3.00% (Trinity Healthcare Credit Group), 12/1/2016	1,028,160
2,000,000		Illinois State Unemployment Insurance Fund Building Receipts, Revenue Bonds (Series 2012A), 5.00%, 6/15/2016	2,067,620
10,000,000		Illinois State, Refunding UT GO Bonds (Series 2010), 5.00%, 1/1/2017	10,442,800
4,975,000		Illinois State, Refunding UT GO Bonds (Series 2010), 5.00%, 1/1/2018	5,282,754
7,000,000		Illinois State, UT GO Bonds (Series of February 2014), 3.00%, 2/1/2016	7,052,360
5,000,000		Illinois State, UT GO Bonds (Series of February 2014), 3.00%, 2/1/2017	5,100,700
2,000,000		Illinois State, UT GO Bonds (Series of February 2014), 4.00%, 2/1/2017	2,066,180
2,825,000		Illinois State, UT GO Bonds (Series of February 2014), 4.00%, 2/1/2018	2,939,158
2,300,000		Kendall, Kane, & Will Counties, IL Community United School District No. 308, Refunding GO School Bonds (Series 2012), 4.00%, 10/1/2016	2,380,776
5,000,000		Kendall, Kane, & Will Counties, IL Community United School District No. 308, Refunding GO School Bonds (Series 2012), 4.00%, 10/1/2017	5,310,500
		TOTAL	163,560,243
		Indiana—3.3%
6,910,000		Indiana Health Facility Financing Authority, Revenue Bonds (Series 2005A-10), 4.00% TOBs (Ascension Health Alliance Subordinate Credit Group ), Mandatory Tender 6/1/2016	7,077,153
615,000		Indiana Health Facility Financing Authority, Revenue Bonds (Series 2005A-10), 4.00% TOBs (Ascension Health Alliance Subordinate Credit Group )/(United States Treasury PRF), Mandatory Tender 6/1/2016	630,486
700,000		Indiana Municipal Power Agency, Power Supply System Revenue Refunding Bonds (Series 2012A), 5.00%, 1/1/2017	739,193
1,000,000		Indiana Municipal Power Agency, Power Supply System Revenue Refunding Bonds (Series 2012A), 5.00%, 1/1/2018	1,091,690
19,000,000		Indiana State Finance Authority Hospital Revenue, Health Facility Revenue BANs (Series 2013A), 2.20% (Cameron Memorial Community Hospital, Inc.), 2/1/2016	19,024,130
70,000,000	[1]	Whiting, IN Environmental Facilities, (BP PLC), Environmental Facilities Revenue Bonds (Series 2014), 0.77%, 12/2/2019	69,169,800
		TOTAL	97,732,452
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Kansas—0.5%
$6,500,000	[1]	Kansas State Department of Transportation, Highway Revenue Refunding Index Bonds (Series 2014B-4), 0.452%, 9/1/2018	$6,477,640
6,000,000	[1]	Kansas State Department of Transportation, Highway Revenue Refunding Index Bonds (Series 2014B-5), 0.526%, 9/1/2019	5,939,100
3,000,000		Olathe, KS, Health Facilities Revenue Bonds (Series 2012B), 2.00% TOBs (Olathe Medical Center), Mandatory Tender 3/1/2017	3,016,230
		TOTAL	15,432,970
		Kentucky—0.9%
20,300,000		Kentucky Public Transportation Infrastructure Authority, Subordinate Toll Revenue BANs (Series 2013A), 5.00%, 7/1/2017	21,696,031
5,835,000		Louisville & Jefferson County, KY Metropolitan Government, PCRBs (Series 2003A), 1.65% TOBs (Louisville Gas & Electric Co.), Mandatory Tender 4/3/2017	5,904,728
		TOTAL	27,600,759
		Louisiana—3.0%
21,000,000	[1]	Louisiana Local Government Environmental Facilities CDA, Subordinate Lien Revenue Bonds (Series 2013B LIBOR Index), 0.838% TOBs (East Baton Rouge Sewerage Commission), Mandatory Tender 8/1/2018	21,059,430
16,000,000	[1]	Louisiana State Gas & Fuels Second Lien, Revenue Refunding Bonds (Series 2013B-1 LIBOR Index), 0.608% TOBs, Mandatory Tender 5/1/2017	16,015,200
14,400,000	[1]	Louisiana State Gas & Fuels Second Lien, Revenue Refunding Bonds (Series 2013B-2 LIBOR Index), 0.688% TOBs, Mandatory Tender 5/1/2018	14,383,008
10,000,000		Louisiana State Offshore Terminal Authority, Deepwater Port Revenue Bonds (Series 2007B-2A), 2.125% TOBs (Loop LLC), Mandatory Tender 10/1/2015	10,000,500
21,430,000		Louisiana State Offshore Terminal Authority, Deepwater Port Revenue Bonds (Series 2010B-1), 2.20% TOBs (Loop LLC), Mandatory Tender 10/1/2017	21,778,023
2,250,000		Tobacco Settlement Financing Corp., LA, Tobacco Settlement Asset-Backed Refunding Bonds (Series 2013A), 5.00%, 5/15/2016	2,303,550
2,000,000		Tobacco Settlement Financing Corp., LA, Tobacco Settlement Asset-Backed Refunding Bonds (Series 2013A), 5.00%, 5/15/2017	2,118,080
		TOTAL	87,657,791
		Maryland—2.3%
18,830,000	[1]	Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds (Series 2011B), 1.282% TOBs (Johns Hopkins Hospital), Mandatory Tender 11/15/2016	18,952,772
23,800,000	[1]	Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds (Series 2012C), 0.962% TOBs (Johns Hopkins Hospital), Mandatory Tender 11/15/2017	23,933,280
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Maryland—continued
$17,000,000	[1]	Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds (Series 2013A), 0.732% TOBs (Johns Hopkins Hospital), Mandatory Tender 5/15/2018	$16,988,270
8,405,000	[1]	Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds (Series 2013B), 0.712% TOBs (Johns Hopkins Hospital), Mandatory Tender 5/15/2018	8,394,830
		TOTAL	68,269,152
		Massachusetts—2.4%
15,000,000	[1]	Commonwealth of Massachusetts, Refunding UT GO Bonds (SIFMA Index Bonds) (Series 2012A), 0.50%, 2/1/2016	15,012,000
4,000,000	[1]	Commonwealth of Massachusetts, Refunding UT GO Bonds (SIFMA Index Bonds) (Series 2012A), 0.54%, 9/1/2016	4,009,800
20,000,000	[1]	Commonwealth of Massachusetts, UT GO Bonds (Series 2012D), 0.36%, 1/1/2017	19,987,800
10,000,000	[1]	Commonwealth of Massachusetts, UT GO Bonds (Series 2012D), 0.45%, 1/1/2018	9,966,600
10,000,000	[1]	Commonwealth of Massachusetts, UT GO Refunding Bonds (SIFMA Index Bonds) (Series 2013A), 0.38%, 2/1/2017	9,995,000
7,650,000	[1]	Massachusetts State Development Finance Agency, (Partners Healthcare Systems), Revenue Bonds (Series 2015O-3), 0.50% TOBs, Mandatory Tender 1/29/2020	7,460,203
1,500,000		Massachusetts State Development Finance Agency, Resource Recovery Revenue Bonds (Series 1999B), 2.125% TOBs (Waste Management, Inc.), Mandatory Tender 12/1/2015	1,503,840
3,000,000		Massachusetts State Development Finance Agency, Solid Waste Disposal Revenue Bonds (Series 2002), 1.60% TOBs (Waste Management, Inc.), Mandatory Tender 5/1/2017	3,018,660
		TOTAL	70,953,903
		Michigan—2.9%
7,000,000		Michigan State Finance Authority Revenue, Local Government Loan Program Revenue Bonds (Series 2015A), 3.00% (Detroit, MI City School District)/(Q-SBLF GTD), 5/1/2016	7,099,120
8,000,000		Michigan State Finance Authority Revenue, Local Government Loan Program Revenue Bonds (Series 2015A), 5.00% (Detroit, MI City School District)/(Q-SBLF GTD), 5/1/2017	8,511,040
20,000,000	[1]	Michigan State Financial Authority, (Trinity Healthcare Credit Group), Hospital Revenue Bonds (Series 2015MI), 0.671%, Mandatory Tender 12/1/2020	19,915,800
14,680,000	[1]	Michigan State Hospital Finance Authority, (McLaren Health Care Corp.), Hospital Revenue Refunding Floating Rate Bonds (Series 2015 D-1), 0.733%, 10/15/2018	14,702,167
5,000,000		Michigan State Hospital Finance Authority, Revenue Bonds (Series 1999B-4), 1.50% TOBs (Ascension Health Alliance Senior Credit Group), Mandatory Tender 3/1/2017	5,056,200
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Michigan—continued
$2,000,000		Michigan State Hospital Finance Authority, Revenue Bonds (Series 2010B), 5.00% (Ascension Health Alliance Senior Credit Group), 11/15/2015	$2,012,020
26,650,000		Michigan Strategic Fund, Adjustable Rate Demand LO Revenue Refunding Bonds (Series 1995C), 2.125% TOBs (Detroit Edison Co.), Mandatory Tender 9/1/2016	26,921,830
		TOTAL	84,218,177
		Minnesota—0.2%
4,900,000		Pipestone County, MN Medical Center, RANs (Series 2014), 0.85%, 5/1/2017	4,903,626
		Mississippi—0.7%
800,000		Mississippi Business Finance Corp., Solid Waste Disposal Revenue Bonds (Series 2002), 1.375% TOBs (Waste Management, Inc.), Mandatory Tender 3/1/2017	801,632
1,000,000		Mississippi Business Finance Corp., Solid Waste Disposal Revenue Bonds (Series 2004), 1.125% TOBs (Waste Management, Inc.), Mandatory Tender 9/1/2017	1,001,540
8,000,000		Mississippi Business Finance Corp., Solid Waste Disposal Revenue Bonds (Series 2007), 1.00% (Waste Management, Inc.), 7/1/2017	8,008,320
10,020,000	[1]	Mississippi State, UT GO Refunding Bonds (Series 2012D), 0.55%, 9/1/2017	10,020,200
		TOTAL	19,831,692
		Missouri—0.2%
3,780,000		Missouri State Environmental Improvement & Energy Resources Authority, Environmental Improvement Revenue Refunding Bonds (Series 1992), 1.25% (Kansas City Power And Light Co.), 7/1/2017	3,819,803
2,000,000		St. Louis, MO Municipal Finance Corp., City Justice Center Leasehold Revenue Refunding Bonds (Series 2011), 5.00% (St. Louis, MO), 2/15/2016	2,034,620
		TOTAL	5,854,423
		Multi-State—0.9%
21,065,000	[1,2,3]	BB&T 2014-1 Trust, Tax-Exempt Pool Certificates (Series 2014 Class C), 0.72%, 11/15/2017	20,857,510
6,185,000	[1,2,3]	BB&T 2014-1 Trust, Tax-Exempt Pool Certificates (Series 2014 Class D), 0.82%, 11/15/2019	6,076,762
		TOTAL	26,934,272
		Nebraska—0.7%
7,835,000		Central Plains Energy Project, NE, Gas Supply Revenue Refunding Bonds (Series 2014), 5.00% (Royal Bank of Canada, Montreal GTD), 6/1/2016	8,046,702
5,000,000		Central Plains Energy Project, NE, Gas Supply Revenue Refunding Bonds (Series 2014), 5.00% (Royal Bank of Canada, Montreal GTD), 6/1/2017	5,312,150
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Nebraska—continued
$5,590,000		Central Plains Energy Project, NE, Gas Supply Revenue Refunding Bonds (Series 2014), 5.00% (Royal Bank of Canada, Montreal GTD), 6/1/2018	$6,130,832
750,000		Nebraska Public Power District, General Revenue Bonds (Series 2012A), 3.00%, 1/1/2016	755,378
500,000		Nebraska Public Power District, General Revenue Bonds (Series 2012A), 4.00%, 1/1/2017	522,145
750,000		Nebraska Public Power District, General Revenue Bonds (Series 2012A), 5.00%, 1/1/2017	792,577
		TOTAL	21,559,784
		New Hampshire—0.4%
10,000,000		New Hampshire Business Finance Authority, (Series 1990B), 0.47% CP (New England Power Co.), Mandatory Tender 10/22/2015	9,999,900
2,000,000		New Hampshire Business Finance Authority, Solid Waste Disposal Revenue Bonds (Series 2003), 2.125% TOBs (Waste Management, Inc.), Mandatory Tender 6/1/2018	2,056,180
		TOTAL	12,056,080
		New Jersey—4.9%
10,472,064		Bridgeton, NJ, 1.75% BANs, 8/26/2016	10,554,584
6,192,000		Burlington, NJ, (Series 2015A), 1.75% BANs, 6/10/2016	6,223,951
3,250,000		Gloucester County, NJ Improvement Authority, Resource Recovery Revenue Refunding Bonds (Series 1999A), 2.125% TOBs (Waste Management, Inc.), Mandatory Tender 12/1/2017	3,320,590
750,000		Gloucester County, NJ Improvement Authority, Resource Recovery Revenue Refunding Bonds (Series 1999A), 2.50% TOBs (Waste Management, Inc.), Mandatory Tender 12/1/2017	764,295
11,500,000		Kearny, NJ, 1.00% BANs, 2/5/2016	11,519,780
10,000,000		New Jersey EDA, School Facilities Construction Refunding Bonds (Series 2015 XX), 5.00% (New Jersey State), 6/15/2019	10,649,100
18,500,000	[1]	New Jersey EDA, School Facilities Construction SIFMA Index Bonds (Series 2012H), 0.92% (New Jersey State), 2/1/2017	18,290,210
2,000,000		New Jersey Health Care Facilities Financing Authority, Refunding Bonds (Series 2011), 5.00% (Meridian Health System Obligated Group), 7/1/2016	2,068,920
25,000,000	[1]	New Jersey State Transportation Trust Fund Authority, (New Jersey State), Transportation Program Notes (SIFMA Index Multimodal Notes) (Series 2014BB), 1.02%, 12/15/2019	24,533,750
5,000,000		New Jersey State Transportation Trust Fund Authority, Transportation Program Bonds (Series 2014AA), 5.00% (New Jersey State), 6/15/2017	5,286,700
10,000,000	[1]	New Jersey Turnpike Authority, Revenue Bonds (SIFMA Index Bonds Series 2013C), 0.50%, 1/1/2017	9,979,500
10,000,000	[1]	New Jersey Turnpike Authority, Revenue Bonds (SIFMA Index Bonds Series 2013C), 0.57%, 1/1/2018	9,916,600
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		New Jersey—continued
$6,625,000	[1]	New Jersey Turnpike Authority, Revenue Bonds (SIFMA Index Bonds Series 2013D-3), 0.70% TOBs, Mandatory Tender 1/1/2018	$6,588,364
7,235,000	[1]	New Jersey Turnpike Authority, Revenue Bonds (SIFMA Index Bonds Series 2013E-1), 0.55% TOBs, Mandatory Tender 1/1/2016	7,232,974
5,000,000	[1]	New Jersey Turnpike Authority, Revenue Bonds (SIFMA Index Bonds Series 2013E-2), 0.64% TOBs, Mandatory Tender 1/1/2017	4,998,450
11,000,000	[1]	New Jersey Turnpike Authority, Turnpike Revenue Bonds (Series 2014B-3), 0.702% TOBs, Mandatory Tender 1/1/2018	11,010,890
		TOTAL	142,938,658
		New Mexico—0.7%
19,350,000	[1]	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Refunding Bonds (Series 2014B), 0.882% TOBs (Royal Bank of Canada, Montreal GTD), Mandatory Tender 8/1/2019	19,344,776
		New York—13.4%
15,000,000		Colonie, NY, 1.25% BANs, 3/18/2016	15,043,200
7,913,000		Long Beach, NY, (Series 2015A), 1.25% BANs, 2/17/2016	7,931,675
30,000,000	[1]	Long Island Power Authority, NY, Electric System General Revenue Bonds (Series 2014C) (LIBOR Floating Rate Tender Notes), 0.788%, 11/1/2018	29,967,300
4,700,000	[1]	Metropolitan Transportation Authority, NY, (MTA Dedicated Tax Fund), Dedicated Tax Fund Refunding Bonds (Series 2008B-3a) (Floating Rate Tender Notes), 0.39% TOBs 11/1/2018	4,630,487
15,000,000	[1]	Metropolitan Transportation Authority, NY, (MTA Transportation Revenue), Transportation Revenue Bonds (SIFMA Floating Rate Tender Notes)(Subseries 2014D-2), 0.38% 11/15/2017	14,909,850
3,000,000	[1]	Metropolitan Transportation Authority, NY, Dedicated Tax Fund Refunding Bonds (Series 2008B-3c) (Floating Rate Tender Notes), 0.47% TOBs (MTA Dedicated Tax Fund), Mandatory Tender 11/1/2019	2,958,060
8,000,000	[1]	Metropolitan Transportation Authority, NY, Dedicated Tax Fund Variable Rate Bonds (Subseries 2002B-3a), 0.77% (MTA Dedicated Tax Fund), 11/1/2017	8,006,960
14,000,000	[1]	Metropolitan Transportation Authority, NY, Dedicated Tax Fund Variable Rate Bonds (Subseries 2002B-3b), 0.92% (MTA Dedicated Tax Fund), 11/1/2018	14,037,100
15,000,000	[1]	Metropolitan Transportation Authority, NY, Dedicated Tax Fund Variable Rate Bonds (Subseries 2002B-3c), 0.97% (MTA Dedicated Tax Fund), 11/1/2019	15,085,350
5,000,000	[1]	Metropolitan Transportation Authority, NY, Transportation Revenue Variable Rate Refunding Bonds (Subseries 2002D-2b), 0.736% TOBs (MTA Transportation Revenue)/(AGM INS), Mandatory Tender 5/15/2018	4,967,550
3,000,000	[1]	Metropolitan Transportation Authority, NY, Transportation Revenue Variable Rate Refunding Bonds (Subseries 2002G-1c), 0.822% (MTA Transportation Revenue), 11/1/2016	3,006,660
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		New York—continued
$2,000,000	[1]	Metropolitan Transportation Authority, NY, Transportation Revenue Variable Rate Refunding Bonds (Subseries 2002G-1d), 0.962% (MTA Transportation Revenue), 11/1/2017	$2,010,420
5,000,000	[1]	Metropolitan Transportation Authority, NY, Transportation Revenue Variable Rate Refunding Bonds (Subseries 2002G-1g), 0.782% TOBs (MTA Transportation Revenue), Mandatory Tender 11/1/2015	5,000,450
5,000,000	[1]	Metropolitan Transportation Authority, NY, Transportation Revenue Variable Rate Refunding Bonds (Subseries 2002G-1h), 0.982% TOBs (MTA Transportation Revenue), Mandatory Tender 11/1/2016	5,019,800
18,900,000	[1]	Metropolitan Transportation Authority, NY, Transportation Revenue Variable Rate Refunding Bonds (Subseries 2012G-2), 0.662% TOBs (MTA Transportation Revenue), Mandatory Tender 11/1/2015	18,900,567
24,750,000	[1]	Metropolitan Transportation Authority, NY, Transportation Revenue Variable Rate Refunding Bonds (Subseries 2012G-3), 0.832% TOBs (MTA Transportation Revenue), Mandatory Tender 11/1/2016	24,807,667
17,700,000	[1]	Metropolitan Transportation Authority, NY, Transportation Revenue Variable Rate Refunding Bonds (Subseries 2012G-4), 0.972% TOBs (MTA Transportation Revenue), Mandatory Tender 11/1/2017	17,768,499
3,500,000		Nassau, NY Health Care Corp., 2.25% RANs, 1/15/2016	3,511,725
15,000,000		New York City, NY IDA, Special Facility Revenue Bonds (Series 2002B), 2.00% TOBs (American Airlines, Inc.), Mandatory Tender 8/1/2016	15,022,650
12,700,000	[1]	New York City, NY, UT GO Bonds (Series 2008J, Subseries J-4), 0.57%, 4/2/2018	12,496,419
15,000,000	[1]	New York City, NY, UT GO Bonds (Series 2008J, Subseries J-7), 0.49%, 4/3/2017	14,868,300
14,000,000	[1]	New York City, NY, UT GO Bonds (Series 2008J, Subseries J-8), 0.40%, 4/1/2016	13,968,920
6,040,000		New York City, NY, UT GO Bonds (Series 2012E), 5.00%, 8/1/2016	6,280,573
12,395,000		New York City, NY, UT GO Bonds (Series 2012E), 5.00%, 8/1/2017	13,390,070
14,625,000		New York City, NY, UT GO Bonds (Series 2012F), 5.00%, 8/1/2016	15,207,514
13,275,000		New York State Dormitory Authority, Revenue Bonds (Series 2011A), 5.00% (School District Financing Program), 10/1/2015	13,276,858
2,000,000		New York State Environmental Facilities Corp., Revenue Bonds (Series A), 2.75% (Waste Management, Inc.), 7/1/2017	2,047,440
7,500,000	[1,2,3]	Nuveen New York AMT-Free Municipal Income Fund, Institutional MuniFund Term Preferred Shares (Series 2017), 0.64%, 10/1/2017	7,496,850
8,250,000		Owego-Apalachin, NY CSD, (Series 2015), 1.00% RANs, 2/26/2016	8,267,160
20,000,000		Oyster Bay, NY, (Series 2015A), 1.25% BANs, 2/5/2016	20,047,800
1,000,000		Oyster Bay, NY, Public Improvement Refunding Bonds (Series 2014A), 3.00%, 1/15/2016	1,007,480
1,500,000		Oyster Bay, NY, Public Improvement Refunding Bonds (Series 2014A), 4.00%, 1/15/2017	1,563,060
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		New York—continued
$2,115,000		Oyster Bay, NY, Public Improvement Refunding Bonds (Series 2014A), 4.00%, 1/15/2018	$2,256,959
3,980,000		Oyster Bay, NY, Public Improvement Refunding Bonds (Series 2014B), 3.00%, 8/15/2016	4,064,217
1,600,000		Oyster Bay, NY, Public Improvement Refunding Bonds (Series 2014B), 4.00%, 8/15/2017	1,691,632
1,720,000		Oyster Bay, NY, Public Improvement Refunding Bonds (Series 2014B), 4.00%, 8/15/2018	1,857,738
1,825,000		Rockland County, NY, LT GO Bonds (Series 2014A), 5.00% (AGM INS), 3/1/2018	1,994,634
2,250,000		Rockland County, NY, LT GO Bonds (Series 2014A), 5.00% (AGM INS), 3/1/2019	2,517,952
3,500,000		Tobacco Settlement Financing Corp., NY, Asset-Backed Revenue Bonds (Series 2013B), 5.00% (New York State), 6/1/2020	3,612,560
9,000,000		Tobacco Settlement Financing Corp., NY, Asset-Backed Revenue Bonds (Series 2013B), 5.00% (New York State), 6/1/2021	9,286,650
6,750,000		Tobacco Settlement Financing Corp., NY, Asset-Backed Revenue Bonds (Series 2013B), 5.00% (New York State), 6/1/2021	7,227,360
2,190,000		Triborough Bridge & Tunnel Authority, NY, General Revenue Refunding Bonds (Series 2011A), 5.00%, 1/1/2016	2,216,543
11,350,000	[1]	Triborough Bridge & Tunnel Authority, NY, Subordinate Revenue Variable Rate Refunding Bonds (Series 2000ABCD-4), 0.37% (AGM INS), 1/1/2018	11,247,850
4,000,000	[1]	Triborough Bridge & Tunnel Authority, NY, Subordinate Revenue Variable Rate Refunding Bonds (Series 2000ABCD-5), 0.46% (AGM INS), 1/1/2019	3,956,480
		TOTAL	394,434,989
		North Carolina—0.8%
1,500,000		North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds (Series 2012B), 5.00% (United States Treasury COL), 1/1/2016	1,518,330
4,500,000		North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds (Series 2012B), 5.00% (United States Treasury COL), 1/1/2017	4,753,125
2,875,000	[1]	North Carolina Medical Care Commission, Health Care Facilities Revenue Refunding Bonds (Series 2012C), 0.76% TOBs (Wake Forest Baptist Obligated Group), Mandatory Tender 12/1/2017	2,860,510
12,750,000	[1]	University of North Carolina at Chapel Hill, General Revenue Bonds (Series 2012B), 0.882% TOBs, Mandatory Tender 12/1/2017	12,777,668
		TOTAL	21,909,633
		Ohio—4.0%
6,205,000	[1]	Allen County, OH, (Mercy Health), Adjustable Rate Hospital Facilities Revenue Bonds (Series 2015B), 0.77% TOBs, Mandatory Tender 5/1/2020	6,139,910
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Ohio—continued
$40,000,000	[1]	Lancaster, OH Port Authority, Gas Supply Revenue Refunding Bonds (Series 2014), 0.852% TOBs (Royal Bank of Canada, Montreal GTD), Mandatory Tender 8/1/2019	$40,039,600
8,500,000		Ohio State Air Quality Development Authority, PCR Refunding Bonds (Series 2006-A), 3.75% TOBs (FirstEnergy Solutions Corp.), Mandatory Tender 12/3/2018	8,709,865
10,000,000		Ohio State Air Quality Development Authority, PCR Refunding Bonds (Series 2009-B), 3.10% TOBs (FirstEnergy Solutions Corp.), Mandatory Tender 3/1/2019	10,038,600
20,000,000		Ohio State Air Quality Development Authority, PCR Refunding Bonds (Series 2009-D), 2.25% TOBs (FirstEnergy Solutions Corp.), Mandatory Tender 9/15/2016	20,018,800
13,000,000	[1]	Ohio State Higher Educational Facility Commission, Revenue Bonds (Series 2011-B), 1.27% (University of Dayton), 7/1/2016	13,010,140
2,000,000		Ohio Water Development Authority, 2.25% TOBs (Waste Management, Inc.), Mandatory Tender 7/1/2016	2,028,540
8,000,000		Ohio Water Development Authority, PCR Refunding Bonds (Series 2010B), 2.20% TOBs (FirstEnergy Solutions Corp.), Mandatory Tender 6/1/2016	8,028,000
9,000,000	[1]	University of Cincinnati, OH, General Receipts Floating Rate Notes (Series 2015A), 0.572%, 6/1/2018	9,005,400
		TOTAL	117,018,855
		Oklahoma—0.8%
750,000		Canadian County Educational Facilities Authority, OK, Educational Facilities Lease Revenue Bonds (Series 2012), 3.00% (Mustang Public Schools), 9/1/2016	765,893
3,235,000		Canadian County Educational Facilities Authority, OK, Educational Facilities Lease Revenue Bonds (Series 2012), 3.50% (Mustang Public Schools), 9/1/2017	3,383,034
1,390,000		Canadian County Educational Facilities Authority, OK, Educational Facilities Lease Revenue Bonds (Series 2012), 4.00% (Mustang Public Schools), 9/1/2018	1,495,890
4,390,000		Oklahoma County, OK Finance Authority, Educational Facilities Lease Revenue Bonds (Series 2012), 3.00% (Midwest City-Del City Public Schools), 3/1/2017	4,526,968
5,345,000		Oklahoma County, OK Finance Authority, Educational Facilities Lease Revenue Bonds (Series 2012), 4.00% (Midwest City-Del City Public Schools), 3/1/2016	5,424,640
6,905,000	[1]	Oklahoma State Municipal Power Authority, Power Supply System Revenue Refunding Bonds (Series 2005A), 0.82% TOBs, Mandatory Tender 8/1/2018	6,889,602
		TOTAL	22,486,027
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Oregon—0.4%
$2,500,000		Gilliam County, OR Solid Waste Disposal, Solid Waste Disposal Revenue Bonds (Series 2007), 1.50% (Waste Management, Inc.), 10/1/2018	$2,496,325
3,000,000		Tri-County Metropolitan Transportation District of Oregon, Payroll Tax & Grant Receipt Revenue Bonds (Series 2013), 3.00%, 11/1/2016	3,006,840
3,500,000		Tri-County Metropolitan Transportation District of Oregon, Payroll Tax & Grant Receipt Revenue Bonds (Series 2013), 4.00%, 11/1/2017	3,574,585
2,100,000		Tri-County Metropolitan Transportation District of Oregon, Payroll Tax & Grant Receipt Revenue Bonds (Series 2013), 5.00%, 11/1/2018	2,244,774
		TOTAL	11,322,524
		Pennsylvania—5.8%
10,000,000		Beaver County, PA IDA, PCR Refunding Bonds (Series 2006A), 2.20% TOBs (FirstEnergy Solutions Corp.), Mandatory Tender 7/1/2016	10,039,400
8,700,000		Beaver County, PA IDA, PCR Refunding Bonds (Series 2006A), 3.50% TOBs (FirstEnergy Solutions Corp.), Mandatory Tender 6/1/2020	8,906,277
7,500,000	[1]	Bermudian Springs, PA School District, GO Notes (Series 2013), 0.832% TOBs, Mandatory Tender 5/2/2016	7,503,225
8,000,000	[1]	Bethlehem, PA Area School District Authority, School Revenue Bonds (Series 2014), 0.568%, 1/1/2018	8,008,640
3,000,000		Bucks County, PA IDA, Solid Waste Revenue Bonds, 1.375% TOBs (Waste Management, Inc.), Mandatory Tender 2/1/2017	3,008,490
5,975,000	[1]	Downingtown Area School District, PA, UT GO Bonds (Series 2010), 0.39% TOBs, Mandatory Tender 5/1/2016	5,973,566
600,000	[1]	Manheim Township, PA School District, GO Bonds (Series 2014A) (State Aid Withholding GTD), 0.354%, 5/2/2016	599,298
1,400,000	[1]	Manheim Township, PA School District, GO Bonds (Series 2014A) (State Aid Withholding GTD), 0.414%, 5/1/2017	1,398,390
15,000,000	[1]	Manheim Township, PA School District, GO Bonds (Series 2014A), 0.534% TOBs (State Aid Withholding GTD), Mandatory Tender 5/1/2018	14,974,950
16,445,000	[1]	Middletown, PA Area School District, UT GO Bonds (Series 2013), 0.882% TOBs, Mandatory Tender 6/5/2017	16,491,704
625,000		Monroeville, PA Finance Authority, Revenue Bonds (Series 2012), 4.00% (UPMC Health System), 2/15/2016	633,656
375,000		Monroeville, PA Finance Authority, Revenue Bonds (Series 2012), 4.00% (UPMC Health System), 2/15/2017	392,434
625,000		Monroeville, PA Finance Authority, Revenue Bonds (Series 2012), 4.00% (UPMC Health System), 2/15/2018	670,388
4,000,000		Montgomery County, PA IDA, PCRBs (Series 2002A), 2.55% TOBs (Exelon Generation Co. LLC), Mandatory Tender 6/1/2020	4,006,080
1,100,000	[1]	North Penn, PA Water Authority, Variable Rate Water Revenue Refunding Bonds (Series 2014), 0.402%, 11/1/2017	1,093,543
700,000	[1]	North Penn, PA Water Authority, Variable Rate Water Revenue Refunding Bonds (Series 2014), 0.482%, 11/1/2018	693,014
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Pennsylvania—continued
$1,000,000	[1]	North Penn, PA Water Authority, Variable Rate Water Revenue Refunding Bonds (Series 2014), 0.542%, 11/1/2019	$984,520
4,000,000	[1]	North Penn, PA Water Authority, Variable Rate Water Revenue Refunding Bonds (Series 2014), 0.632%, 11/1/2019	3,952,360
8,000,000	[1]	Northampton County, PA General Purpose Authority, Variable Rate Hospital Revenue Bonds (Series 2013B), 1.42% TOBs (St. Luke's Hospital of Bethlehem), Mandatory Tender 8/15/2020	8,010,720
5,250,000		Pennsylvania EDFA, Exempt Facilities Revenue Bonds (Series 2006A), 2.55% TOBs (FirstEnergy Solutions Corp.), Mandatory Tender 12/3/2018	5,201,122
4,500,000		Pennsylvania EDFA, Solid Waste Disposal Revenue Bonds, 1.75% TOBs (Waste Management, Inc.), Mandatory Tender 12/1/2015	4,508,640
10,855,000	[1]	Pennsylvania State Turnpike Commission, Variable Rate Turnpike Revenue Bonds (Series 2013A), 0.62%, 12/1/2017	10,828,731
11,000,000	[1]	Pennsylvania State Turnpike Commission, Variable Rate Turnpike Revenue Bonds (Series 2013A), 0.70%, 12/1/2018	10,960,620
6,000,000	[1]	Pennsylvania State Turnpike Commission, Variable Rate Turnpike Revenue Bonds (SIFMA Index Bonds)(Series 2014B), 0.62%, 12/1/2018	5,971,080
4,000,000	[1]	Pennsylvania State Turnpike Commission, Variable Rate Turnpike Revenue Bonds (SIFMA Index Bonds)(Series 2014B), 0.90%, 12/1/2020	3,991,240
1,080,000	[1]	Sayre, PA, Health Care Facilities Authority, Revenue Bonds, 0.867% (Guthrie Healthcare System, PA), 12/1/2017	1,078,963
6,000,000	[1]	Scranton, PA School District, GO Notes (Series 2014) (LIBOR Floating Rate Tender Notes), 1.134%, 4/2/2018	6,016,560
5,800,000	[1]	University Area Joint Authority, PA, Sewer Revenue Bonds (Series 2014), 0.42%, 11/1/2017	5,785,906
19,500,000	[1]	York County, PA, GO Floating Rate Notes (Series 2015 LIBOR Index Rate Mode), 0.434%, 6/1/2017	19,477,185
		TOTAL	171,160,702
		South Carolina—0.6%
17,470,000	[1]	Charleston, SC Waterworks and Sewer System, Revenue Refunding Bonds (Series 2007), 0.82% TOBs, Mandatory Tender 1/1/2018	17,519,964
		Tennessee—0.8%
23,500,000	[1]	Metropolitan Government Nashville & Davidson County, TN HEFA, Revenue Refunding Bonds (Series 2012B), 0.62% TOBs (Vanderbilt University), Mandatory Tender 10/1/2017	23,448,770
1,000,000		Metropolitan Government Nashville & Davidson County, TN Water & Sewer, Subordinate Lien Water & Sewer Revenue Refunding Bonds (Series 2012), 5.00%, 7/1/2016	1,035,620
		TOTAL	24,484,390
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Texas—6.9%
$5,000,000		Central Texas Regional Mobility Authority, Senior Lien Revenue Refunding Put Bonds (Series 2013B), 3.00% TOBs, Mandatory Tender 1/4/2016	$5,008,850
5,625,000		Cypress-Fairbanks, TX ISD, Variable Rate UT GO School Building Bonds (Series 2014B-2), 3.00% TOBs (PSFG GTD), Mandatory Tender 8/15/2017	5,851,069
8,000,000	[1]	Harris County, TX Cultural Education Facilities Finance Corp., (Texas Children's Hospital), Hospital Revenue Bonds (Series 2015-3), 0.987% TOBs, Mandatory Tender 6/1/2020	7,985,840
10,000,000	[1]	Harris County, TX Cultural Education Facilities Finance Corp., Hospital Revenue Bonds (Series 2014B), 0.60% TOBs (Memorial Hermann Health System), Mandatory Tender 12/1/2019	9,883,000
1,045,000	[1]	Harris County, TX Cultural Education Facilities Finance Corp., Hospital Revenue Refunding Bonds (Series 2013B), 0.42% (Memorial Hermann Health System), 6/1/2016	1,044,269
3,600,000	[1]	Harris County, TX Cultural Education Facilities Finance Corp., Hospital Revenue Refunding Bonds (Series 2013B), 0.52% (Memorial Hermann Health System), 6/1/2017	3,582,396
1,815,000	[1]	Harris County, TX Cultural Education Facilities Finance Corp., Hospital Revenue Refunding Bonds (Series 2013B), 0.62% (Memorial Hermann Health System), 6/1/2018	1,799,573
2,250,000	[1]	Harris County, TX Cultural Education Facilities Finance Corp., Hospital Revenue Refunding Bonds (Series 2013B), 0.72% (Memorial Hermann Health System), 6/1/2019	2,233,980
2,000,000	[1]	Harris County, TX Cultural Education Facilities Finance Corp., Hospital Revenue Refunding Bonds (Series 2013B), 0.77% (Memorial Hermann Health System), 6/1/2020	1,978,780
3,710,000	[1]	Harris County, TX Cultural Education Facilities Finance Corp., Hospital Revenue Refunding Bonds (Series 2013B), 0.85% (Memorial Hermann Health System), 6/1/2021	3,650,417
3,655,000		Harris County, TX Metropolitan Transit Authority, Sales & Tax Contractual Obligations (Series 2011B), 4.00%, 11/1/2015	3,667,390
3,750,000	[1]	Harris County, TX, Revenue Refunding Bonds (Series 2012A), 0.66% TOBs (Harris County, TX Toll Road Authority), Mandatory Tender 8/15/2016	3,746,400
5,000,000	[1]	Houston, TX Combined Utility System, First Lien Revenue Refunding Bonds (Series 2012A), 0.92% TOBs, Mandatory Tender 5/1/2020	4,977,800
10,000,000	[1]	Houston, TX Combined Utility System, First Lien Revenue Refunding Bonds (Series 2012B), 0.77% TOBs, Mandatory Tender 6/1/2017	9,994,500
15,000,000	[1]	Houston, TX Combined Utility System, First Lien Revenue Refunding Bonds (Series 2012C), 0.62% TOBs, Mandatory Tender 8/1/2016	15,001,350
8,550,000	[1]	Houston, TX Higher Education Finance Corp., Higher Education Revenue Refunding Bonds (Series 2013B), 0.55% TOBs (Rice University), Mandatory Tender 5/15/2016	8,560,944
10,000,000	[1]	Katy, TX ISD, Variable Rate UT GO Refunding Bonds (Series 2015C), 0.688%, Mandatory Tender 8/15/2019	9,994,300
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Texas—continued
$10,000,000	[1]	North Texas Tollway Authority, System First Tier Variable Rate Revenue Refunding Bonds (Series 2011A) (SIFMA Index Floating Rate Bonds), 0.82% TOBs, Mandatory Tender 1/1/2019	$9,968,000
31,665,000	[1]	North Texas Tollway Authority, System First Tier Variable Rate Revenue Refunding Bonds (Series 2014C) (SIFMA Index Floating Rate Bonds), 0.69% TOBs, Mandatory Tender 1/1/2020	31,306,236
20,000,000		Round Rock ISD, TX, Variable Rate UT Tax School Building Bonds (Series 2015), 1.50% TOBs (PSFG GTD), 8/1/2016	20,205,200
7,000,000		San Antonio, TX Electric & Gas System, Variable Rate Junior Lien Revenue Refunding Bonds (Series 2012B), 2.00% TOBs, Mandatory Tender 12/1/2015	7,018,760
7,500,000		San Antonio, TX Electric & Gas System, Variable Rate Junior Lien Revenue Refunding Bonds (Series 2012C), 2.00% TOBs, Mandatory Tender 12/1/2016	7,621,800
4,895,000		San Antonio, TX ISD, UT GO Bonds (Series 2014B), 2.00% TOBs (PSFG GTD), Mandatory Tender 8/1/2018	4,993,732
15,000,000	[1]	San Antonio, TX Water System, Variable Rate Junior Lien Revenue Bonds (Series 2013F), 0.70% TOBs, Mandatory Tender 11/1/2016	14,996,550
7,335,000		Texas State Transportation Commission, First Tier Revenue Refunding Put Bonds (Series 2015-A), 5.00% TOBs (Central Texas Turnpike System) 4/1/2020	8,342,462
		TOTAL	203,413,598
		Utah—0.3%
9,000,000		Utah County, UT IDA, Environmental Improvement Revenue Refunding Bonds (Series 2011), 5.375% (United States Steel Corp.), 11/1/2015	9,025,560
		Virginia—1.4%
1,810,000		Caroline County, VA IDA, Public Facility Lease Revenue BANs (Series 2011), 4.00%, 8/1/2016	1,813,493
4,800,000		Charles City County, VA EDA, Variable Rate Demand Solid Waste Disposal Revenue Bonds (Series 2004A), 3.125% TOBs (Waste Management, Inc.), Mandatory Tender 11/1/2016	4,928,544
2,000,000		Gloucester County, VA IDA, Variable Rate Demand Solid Waste Disposal Revenue Bonds (Series 2003A), 1.60% TOBs (Waste Management, Inc.), Mandatory Tender 5/1/2017	2,009,400
18,150,000		Halifax, VA IDA, MMMs, PCR (Series 1992), 0.45% CP (Virginia Electric & Power Co.), Mandatory Tender 11/6/2015	18,149,819
2,000,000		Roanoke, VA EDA, Hospital Revenue Bonds (Series 2012), 5.00% (Carilion Health System Obligated Group), 7/1/2016	2,068,460
2,335,000		Roanoke, VA EDA, Hospital Revenue Bonds (Series 2012), 5.00% (Carilion Health System Obligated Group), 7/1/2017	2,504,054
10,000,000		Virginia Peninsula Port Authority, Revenue Refunding Bonds (Series 2003), 2.375% TOBs (Dominion Terminal Associates)/(Dominion Resources, Inc. GTD), Mandatory Tender 10/1/2016	10,110,800
		TOTAL	41,584,570
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Washington—0.8%
$8,000,000	[1]	Everett, WA, LT Tax GO Refunding Bonds (SIFMA Index Floating) (Series 2014), 0.42%, 12/1/2019	$7,860,160
8,000,000	[1]	Grant County, WA Public Utilities District NO. 2: Electric System, Electric System Revenue Bonds (Series 2014-K) (SIFMA Index), 0.34%, 12/1/2017	7,956,080
3,000,000		Tobacco Settlement Authority, WA, Tobacco Settlement Revenue Refunding Bonds (Series 2013), 5.00%, 6/1/2016	3,090,870
1,500,000		Tobacco Settlement Authority, WA, Tobacco Settlement Revenue Refunding Bonds (Series 2013), 5.00%, 6/1/2017	1,600,065
3,000,000	[2,3]	Washington State EDFA, Solid Waste Disposal Revenue Bonds (Series 2005D), 1.25% (Waste Management, Inc.), 11/1/2017	3,014,760
		TOTAL	23,521,935
		West Virginia—1.3%
3,200,000		Grant County, WV County Commission, PCRB (Series 1994), 0.48% CP (Virginia Electric & Power Co.), Mandatory Tender 10/21/2015	3,199,968
9,000,000		Mason County, WV, PCRBs, 1.625% TOBs (Appalachian Power Co.), Mandatory Tender 10/1/2018	8,982,900
16,500,000		West Virginia EDA, Solid Waste Disposal Facilities Revenue Bonds Series (2011A), 2.25% TOBs (Appalachian Power Co.), Mandatory Tender 9/1/2016	16,641,570
375,000		West Virginia University Board of Governors, University Improvement Revenue Bonds (Series 2011B), 4.00% (West Virginia University), 10/1/2015	375,041
700,000		West Virginia University Board of Governors, University Improvement Revenue Bonds (Series 2011B), 5.00% (West Virginia University), 10/1/2015	700,098
7,000,000	[1]	West Virginia University Board of Governors, Variable Rate Revenue Refunding Bonds (Series 2014C), 0.55% TOBs (West Virginia University), Mandatory Tender 10/1/2019	6,959,120
		TOTAL	36,858,697
		Wisconsin—0.1%
3,685,000		Wisconsin HEFA, Revenue Bonds (Series 2013B-1), 4.00% TOBs (Ascension Health Alliance Senior Credit Group), Mandatory Tender 3/1/2018	3,963,107
		Wyoming—0.1%
4,200,000		Albany County, WY, PCRBs (Series 1985), 1.85% TOBs (Union Pacific Railroad Co.)/(Union Pacific Corp. GTD), Mandatory Tender 12/1/2015	4,200,546
		TOTAL MUNICIPAL BONDS (IDENTIFIED COST $2,468,610,851)	2,468,950,664
		SHORT-TERM MUNICIPALS—16.9%[6]
		Alabama—2.4%
700,000		Bessemer, AL IDB, (Series 2002) Weekly VRDNs (Hardwick Co., Inc.)/(Compass Bank, Birmingham LOC), 1.40%, 10/7/2015	700,000
Annual Shareholder Report

Principal Amount			Value
		SHORT-TERM MUNICIPALS—continued[6]
		Alabama—continued
$13,595,000		Chelsea Park, AL Cooperative District, (Series 2005) Weekly VRDNs (Compass Bank, Birmingham LOC), 0.61%, 10/7/2015	$13,595,000
37,325,000		Health Care Authority for Baptist Health, AL, Affiliate of UAB Health (Montgomery)(Series B) ARS (AGM INS), 0.30%, 10/2/2015	37,325,000
250,000		Huntsville, AL IDB Weekly VRDNs (Giles & Kendall, Inc.)/(Regions Bank, Alabama LOC), 2.28%, 10/7/2015	250,000
19,900,000		Tuscaloosa County, AL IDA, (1995 Series A) Weekly VRDNs (Nucor Steel Tuscaloosa, Inc.)/(Nucor Corp. GTD), 0.32%, 10/07/2015	19,900,000
		TOTAL	71,770,000
		Arkansas—1.8%
17,885,000		Arkansas Development Finance Authority, (Baptist Memorial Healthcare), VRMOs (Series 2015B-3), 0.73%, 9/14/2018	17,885,000
34,400,000		Blytheville, AR, (Series 2002) Weekly VRDNs (Nucor Corp.), 0.34%, 10/7/2015	34,400,000
		TOTAL	52,285,000
		Connecticut—0.8%
10,000,000		Connecticut State, VRMOs (Series A-2), 0.25%, 1/1/2017	10,000,000
10,000,000		Connecticut State, VRMOs (Series A-3), 0.28%, 7/1/2017	10,000,000
5,000,000		Connecticut State, VRMOs (Series A-4), 0.28%, 1/1/2018	5,000,000
		TOTAL	25,000,000
		Florida—0.2%
6,700,000	[2,3]	Miami-Dade County, FL Aviation, Austin Floater Certificates (Series 2008-1145) Weekly VRDNs (AGM INS)/(Bank of America N.A. LIQ), 0.34%, 10/7/2015	6,700,000
		Georgia—1.4%
9,000,000		Appling County, GA Development Authority, (1st Series 1997) Daily VRDNs (Georgia Power Co.), 0.23%, 10/1/2015	9,000,000
5,440,000		Bartow County, GA Development Authority, (Series 2002) Weekly VRDNs (Somerset Cove Apartments, LP)/(Compass Bank, Birmingham LOC), 0.67%, 10/7/2015	5,440,000
8,155,000		Burke County, GA Development Authority, PCR (Series 1992) Daily VRDNs (Georgia Power Co.), 0.23%, 10/1/2015	8,155,000
2,000,000		Monroe County, GA Development Authority, (First Series 1997) Daily VRDNs (Georgia Power Co.), 0.23%, 10/1/2015	2,000,000
16,740,000		Monroe County, GA Development Authority, (First Series 2008) Daily VRDNs (Georgia Power Co.), 0.23%, 10/1/2015	16,740,000
		TOTAL	41,335,000
		Illinois—1.3%
7,000,000		Chicago, IL, Near North Redevelopment (Series 1999A) Weekly VRDNs (Bank of New York Mellon LOC), 0.60%, 10/7/2015	7,000,000
Annual Shareholder Report

Principal Amount			Value
		SHORT-TERM MUNICIPALS—continued[6]
		Illinois—continued
$16,255,000	[2,3]	Metropolitan Pier & Exposition Authority, IL, RBC Muni Trust (Series O-40) Weekly VRDNs (Royal Bank of Canada, Montreal LIQ), 0.50%, 10/7/2015	$16,255,000
2,000,000	[2,3]	Metropolitan Pier & Exposition Authority, IL, RBC Muni Trust (Series O-42) Weekly VRDNs (Royal Bank of Canada, Montreal LIQ), 0.50%, 10/7/2015	2,000,000
13,350,000	[2,3]	Metropolitan Pier & Exposition Authority, IL, Tender Option Bond Trust Certificates (Series 2015-XF1045) Weekly VRDNs (Deutsche Bank AG GTD)/(Deutsche Bank AG LIQ), 0.42%, 10/7/2015	13,350,000
		TOTAL	38,605,000
		Indiana—0.8%
22,250,000		Indiana State Finance Authority Environmental, (Series 2006) Weekly VRDNs (Mittal Steel USA, Inc.)/(Banco Bilbao Vizcaya Argentaria SA LOC), 0.56%, 10/7/2015	22,250,000
		Louisiana—1.0%
30,000,000		St. James Parish, LA, (Series 2010A-1) Weekly VRDNs (Nucor Steel Louisiana LLC)/(Nucor Corp. GTD), 0.32%, 10/7/2015	30,000,000
		Michigan—0.3%
7,575,000	[2,3]	Detroit, MI City School District, Tender Option Bond Trust Certificates (2015-XF0241) Weekly VRDNs (AGM GTD)/(TD Bank, N.A. LIQ), 0.77%, 10/7/2015	7,575,000
		Mississippi—0.5%
11,290,000		Mississippi Business Finance Corp., (Series 2007) Weekly VRDNs (DDR Gulfport Promenade LLC)/(Regions Bank, Alabama LOC), 0.35%, 10/7/2015	11,290,000
2,360,000		Mississippi Business Finance Corp., (Series A) Weekly VRDNs (Mississippi College)/(Regions Bank, Alabama LOC), 0.36%, 10/7/2015	2,360,000
		TOTAL	13,650,000
		Multi State—0.8%
22,910,000	[2,3]	ROCs Pooled Trust (Multistate AMT) Series 13001CE, ROCs (Series 13001CE) Weekly VRDNs (Citigroup, Inc. GTD)/(Citigroup, Inc. LIQ), 1.00%, 10/7/2015	22,910,000
		New Jersey—1.5%
7,720,000		New Jersey EDA, (Series 1998A) Weekly VRDNs (Jewish Home at Rockleigh)/(Valley National Bank, Passaic, NJ LOC), 0.42%, 10/7/2015	7,720,000
7,720,000		New Jersey EDA, (Series 1998B) Weekly VRDNs (Jewish Home at Rockleigh)/(Valley National Bank, Passaic, NJ LOC), 0.42%, 10/7/2015	7,720,000
26,200,000		New Jersey EDA, (Series 2003B) Weekly VRDNs (Port Newart Container Terminal LLC)/(Santander Bank, N.A. LOC), 0.60%, 10/7/2015	26,200,000
2,450,000		New Jersey EDA, Weekly VRDNs (Baptist Home Society of New Jersey)/(Valley National Bank, Passaic, NJ LOC), 0.32%, 10/7/2015	2,450,000
		TOTAL	44,090,000
Annual Shareholder Report

Principal Amount		Value
	SHORT-TERM MUNICIPALS—continued[6]
	Ohio—1.3%
$5,500,000	Ohio State Higher Educational Facility Commission, (University Hospitals Health System, Inc.), Hospital Revenue Bonds, VRMOs (Series 2014-B), 0.35%, 9/14/2018	$5,500,000
8,250,000	Ohio State Higher Educational Facility Commission, (University Hospitals Health System, Inc.), VRMOs (Series 2015-A), 0.35%, 10/2/2015	8,250,330
15,000,000	Ohio State Higher Educational Facility Commission, (University Hospitals Health System, Inc.), VRMOs (Series 2015-B), 0.35%, 10/8/2015	15,000,000
10,000,000	Ohio State Higher Educational Facility Commission, (University Hospitals Health System, Inc.), VRMOs (Series 2015-C), 0.35%, 10/2/2015	10,000,000
	TOTAL	38,750,330
	Pennsylvania—0.7%
20,000,000	Pennsylvania State Higher Education Facilities Authority, (Thomas Jefferson University), VRMOs (Series 2015B), 0.49%, 9/14/2018	20,000,000
	South Carolina—0.6%
12,700,000	Berkeley County, SC IDB Weekly VRDNs (Nucor Corp.), 0.32%, 10/7/2015	12,700,000
5,000,000	Berkeley County, SC IDB, (Series 1997) Weekly VRDNs (Nucor Corp.), 0.32%, 10/7/2015	5,000,000
	TOTAL	17,700,000
	Tennessee—0.4%
1,000,000	Jackson, TN IDB, (Series 1999) Weekly VRDNs (Bobrick Washroom Equipment)/(Regions Bank, Alabama LOC), 0.48%, 10/7/2015	1,000,000
10,000,000	Memphis-Shelby County, TN Industrial Development Board—PCRBs, (Series 2007) Weekly VRDNs (Nucor Steel Memphis, Inc.)/(Nucor Corp. GTD), 0.32%, 10/7/2015	10,000,000
	TOTAL	11,000,000
	Texas—1.1%
10,000,000	Port of Port Arthur Navigation District of Jefferson County, TX, (Series 2010B) Daily VRDNs (Motiva Enterprises LLC), 0.30%, 10/1/2015	10,000,000
13,000,000	Port of Port Arthur Navigation District of Jefferson County, TX, (Series 2010D) Daily VRDNs (Motiva Enterprises LLC), 0.30%, 10/1/2015	13,000,000
6,000,000	Port of Port Arthur Navigation District of Jefferson County, TX, (Series 2010E) Daily VRDNs (Motiva Enterprises LLC), 0.30%, 10/1/2015	6,000,000
Annual Shareholder Report

Principal Amount		Value
	SHORT-TERM MUNICIPALS—continued[6]
	Texas—continued
$2,500,000	Port of Port Arthur Navigation District of Jefferson County, TX, (Subseries 2009A) Daily VRDNs (Motiva Enterprises LLC), 0.30%, 10/1/2015	$2,500,000
	TOTAL	31,500,000
	TOTAL SHORT-TERM MUNICIPALS—16.9% (IDENTIFIED COST $495,120,000)	495,120,330
	TOTAL INVESTMENTS—101.0% (IDENTIFIED COST $2,963,730,851)[7]	2,964,070,994
	OTHER ASSETS AND LIABILITIES - NET—(1.0)%[8]	(30,214,049)
	TOTAL NET ASSETS—100%	$2,933,856,945
Securities that are subject to the federal alternative minimum tax (AMT) represents 14.3% of the Fund's portfolio as calculated based upon total market value (unaudited).
1	Floating rate notes with current rate and maturity or tender date shown.
2	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At September 30, 2015, these restricted securities amounted to $123,865,367, which represented 4.2% of total net assets.
3	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Directors (the “Directors”). At September 30, 2015, these liquid restricted securities amounted to $120,363,547, which represented 4.1% of total net assets.
4	Non-income-producing security.
5	Security in default.
6	Current rate and next reset date shown for Variable Rate Demand Notes.
7	The cost of investments for federal tax purposes amounts to $2,963,729,651.
8	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at September 30, 2015.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of September 30, 2015, all investments of the Fund utilized Level 2 inputs in valuing the Fund's assets carried at fair value.
Annual Shareholder Report

The following acronyms are used throughout this portfolio:
AGM	—Assured Guaranty Municipal Corp.
AMT	—Alternative Minimum Tax
ARS	—Auction Rate Securities
BANs	—Bond Anticipation Notes
CDA	—Community Development Authority
COL	—Collateralized
COPs	—Certificates of Participation
CP	—Commercial Paper
CSD	—Central School District
EDA	—Economic Development Authority
EDFA	—Economic Development Finance Authority
GO	—General Obligation
GTD	—Guaranteed
HEFA	—Health and Education Facilities Authority
IDA	—Industrial Development Authority
IDB	—Industrial Development Bond
INS	—Insured
ISD	—Independent School District
LIBOR	—London Interbank Offered Rates
LIQ	—Liquidity Agreement
LO	—Limited Obligation
LOC	—Letter of Credit
LT	—Limited Tax
MMMs	—Money Market Municipals
PCFA	—Pollution Control Finance Authority
PCR	—Pollution Control Revenue
PCRBs	—Pollution Control Revenue Bonds
PRF	—Pre-refunded
PSFG	—Public School Fund Guarantee
Q-SBLF	—Qualified School Bond Loan Fund
RACs	—Revenue Anticipation Certificates
RANs	—Revenue Anticipation Notes
ROCs	—Reset Option Certificates
SIFMA	—Securities Industry and Financial Markets Association
TOBs	—Tender Option Bonds
USDT	—Unified School District
UT	—Unlimited Tax
VRDNs	—Variable Rate Demand Notes
VRMOs	—Variable Rate Remarketed Obligations
See Notes which are an integral part of the Financial Statements.
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended September 30	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.05	$10.02	$10.05	$10.05	$10.04
Income From Investment Operations:
Net investment income	0.01	0.03	0.03	0.06	0.10
Net realized and unrealized gain (loss) on investments	(0.05)	0.03	(0.03)	0.00[1]	0.01
TOTAL FROM INVESTMENT OPERATIONS	(0.04)	0.06	0.00[1]	0.06	0.11
Less Distributions:
Distributions from net investment income	(0.01)	(0.03)	(0.03)	(0.06)	(0.10)
Net Asset Value, End of Period	$10.00	$10.05	$10.02	$10.05	$10.05
Total Return[2]	(0.35)%	0.56%	0.02%	0.59%	1.06%
Ratios to Average Net Assets:
Net expenses	0.80%	0.80%[3]	0.80%	0.79%[3]	0.80%
Net investment income	0.14%	0.26%	0.33%	0.58%	0.95%
Expense waiver/reimbursement[4]	0.23%	0.22%	0.38%	0.44%	0.41%
Supplemental Data:
Net assets, end of period (000 omitted)	$1,021,204	$1,362,615	$1,731,519	$2,198,969	$1,797,275
Portfolio turnover	46%	62%	54%	66%	92%
1	Represent less than $0.01.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.80% and 0.79% for the years ended September 30, 2014 and 2012 after taking into account this expense reduction.
4	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended September 30,	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.05	$10.02	$10.05	$10.05	$10.04
Income From Investment Operations:
Net investment income	0.06	0.07	0.08	0.10	0.14
Net realized and unrealized gain (loss) on investments	(0.05)	0.03	(0.03)	0.00[1]	0.01
TOTAL FROM INVESTMENT OPERATIONS	0.01	0.10	0.05	0.10	0.15
Less Distributions:
Distributions from net investment income	(0.06)	(0.07)	(0.08)	(0.10)	(0.14)
Net Asset Value, End of Period	$10.00	$10.05	$10.02	$10.05	$10.05
Total Return[2]	0.10%	1.01%	0.47%	1.05%	1.51%
Ratios to Average Net Assets:
Net expenses	0.35%	0.35%[3]	0.35%	0.34%[3]	0.35%
Net investment income	0.59%	0.71%	0.78%	1.02%	1.40%
Expense waiver/reimbursement[4]	0.18%	0.17%	0.32%	0.40%	0.36%
Supplemental Data:
Net assets, end of period (000 omitted)	$1,912,653	$2,198,711	$1,827,352	$1,811,011	$1,245,370
Portfolio turnover	46%	62%	54%	66%	92%
1	Represents less than $0.01.
2	Based on net asset value.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.35% and 0.34% for the years ended September 30, 2014 and 2012 after taking into account this expense reduction.
4	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
September 30, 2015
Assets:
Total investment in securities, at value (identified cost $2,963,730,851)		$2,964,070,994
Cash		101,520
Income receivable		9,772,586
Receivable for shares sold		2,343,477
Receivable for investments sold		560,091
TOTAL ASSETS		2,976,848,668
Liabilities:
Payable for investments purchased	$33,250,000
Payable for shares redeemed	8,742,547
Income distribution payable	270,859
Payable for distribution services fee (Note 5)	168,343
Payable for other service fees (Notes 2 and 5)	240,716
Accrued expenses (Note 5)	319,258
TOTAL LIABILITIES		42,991,723
Net assets for 293,511,450 shares outstanding		$2,933,856,945
Net Assets Consists of:
Paid-in capital		$2,936,198,170
Net unrealized appreciation of investments		340,143
Accumulated net realized loss on investments		(2,702,552)
Undistributed net investment income		21,184
TOTAL NET ASSETS		$2,933,856,945
Class A Shares:
Net asset value per share ($1,021,203,852 ÷ 102,168,162 shares outstanding) $0.001 par value, 500,000,000 shares authorized		$10.00
Offering price per share (100/98.00 of $10.00)		$10.20
Redemption proceeds per share		$10.00
Institutional Shares:
Net asset value per share ($1,912,653,093 ÷ 191,343,288 shares outstanding) $0.001 par value, 500,000,000 shares authorized		$10.00
Offering price per share		$10.00
Redemption proceeds per share		$10.00
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended September 30, 2015
Investment Income:
Interest			$32,548,311
Expenses:
Investment adviser fee (Note 5)		$13,725,085
Administrative fee (Note 5)		2,685,199
Custodian fees		112,179
Transfer agent fees		890,831
Directors'/Trustees' fees (Note 5)		25,735
Auditing fees		31,969
Legal fees		9,444
Distribution services fee (Note 5)		3,058,029
Other service fees (Notes 2 and 5)		3,055,484
Portfolio accounting fees		329,111
Share registration costs		67,661
Printing and postage		30,461
Taxes		262,193
Miscellaneous (Note 5)		28,918
TOTAL EXPENSES		24,312,299
Waivers (Note 5):
Waiver of investment adviser fee	$(6,021,205)
Waiver of other operating expenses	(613,310)
TOTAL WAIVERS		(6,634,515)
Net expenses			17,677,784
Net investment income			14,870,527
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments			680,012
Net change in unrealized appreciation of investments			(17,830,554)
Net realized and unrealized loss on investments			(17,150,542)
Change in net assets resulting from operations			$(2,280,015)
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended September 30	2015	2014
Increase (Decrease) in Net Assets
Operations:
Net investment income	$14,870,527	$17,917,582
Net realized gain (loss) on investments	680,012	(244,683)
Net change in unrealized appreciation/depreciation of investments	(17,830,554)	9,964,113
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(2,280,015)	27,637,012
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(1,757,152)	(3,967,163)
Institutional Shares	(13,091,144)	(13,949,923)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(14,848,296)	(17,917,086)
Share Transactions:
Proceeds from sale of shares	2,064,774,957	2,360,392,971
Net asset value of shares issued to shareholders in payment of distributions declared	11,503,538	13,621,089
Cost of shares redeemed	(2,686,619,263)	(2,381,278,982)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(610,340,768)	(7,264,922)
Change in net assets	(627,469,079)	2,455,004
Net Assets:
Beginning of period	3,561,326,024	3,558,871,020
End of period (including undistributed net investment income of $21,184 and $153, respectively)	$2,933,856,945	$3,561,326,024
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
September 30, 2015
1. ORGANIZATION
Federated Fixed Income Securities, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of two portfolios. The financial statements included herein are only those of Federated Municipal Ultrashort Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolio are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers two classes of shares: Class A Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide current income exempt from federal regular income tax. Interest income from the Fund's investments may be subject to the federal AMT for individuals and corporations and state and local taxes.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Fund's Directors.
■	Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium) unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Directors, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
Annual Shareholder Report

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation Procedures
The Directors have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Directors have appointed a valuation committee (“Valuation Committee”) comprised of officers of the Fund, Federated Investment Management Company (“Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Directors have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Directors. The Directors periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares may bear distribution services fees and other service fees unique to that class.
Annual Shareholder Report

Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended September 30, 2015, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$3,055,484
Premium and Discount Amortization
All premiums and discounts on fixed-income securities are amortized/accreted using the effective-interest-rate method.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended September 30, 2015, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of September 30, 2015, tax years 2012 through 2015 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America, the state of Maryland and the Commonwealth of Pennsylvania.
Other Taxes
As an open-end management investment company incorporated in the state of Maryland but domiciled in the Commonwealth of Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a
Annual Shareholder Report

security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Directors.
Additional information on restricted securities held at September 30, 2015, excluding securities purchased under Rule 144A that have been deemed liquid by the Directors, if applicable, is as follows:
Security	Acquisition Date	Cost	Market Value
California PCFA, Solid Waste Disposal Revenue Bonds, 1.65% TOBs (Waste Management, Inc.), Mandatory Tender 5/1/2017	4/30/2014	$3,500,000	$3,501,820
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
3. CAPITAL STOCK
The following tables summarize capital stock activity:
Year Ended September 30	2015		2014
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	32,496,724	$326,131,384	69,396,400	$696,804,145
Shares issued to shareholders in payment of distributions declared	169,101	1,695,072	380,643	3,821,962
Shares redeemed	(66,138,564)	(663,228,377)	(106,975,398)	(1,074,036,674)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(33,472,739)	$(335,401,921)	(37,198,355)	$(373,410,567)

Year Ended September 30	2015		2014
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	173,304,615	$1,738,643,573	165,683,469	$1,663,588,826
Shares issued to shareholders in payment of distributions declared	978,456	9,808,466	975,840	9,799,127
Shares redeemed	(201,804,798)	(2,023,390,886)	(130,203,404)	(1,307,242,308)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(27,521,727)	$(274,938,847)	36,455,905	$366,145,645
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(60,994,466)	$(610,340,768)	(742,450)	$(7,264,922)
Annual Shareholder Report

4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for discount accretion/premium amortization on debt securities and the differing treatments for expiring capital loss carryforwards.
For the year ended September 30, 2015, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(145,798)	$(1,200)	$146,998
Net investment income (loss), net realized gains (losses) and net assets were not affected by the reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended September 30, 2015 and 2014, was as follows:
	2015	2014
Tax-exempt income	$14,848,296	$17,917,086
As of September 30, 2015, the components of distributable earnings on a tax basis were as follows:
Undistributed tax-exempt income	$44,619
Net unrealized appreciation	$317,908
Capital loss carryforwards	$(2,703,752)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for discount accretion/premium amortization on debt securities.
At September 30, 2015, the cost of investments for federal tax purposes was $2,963,729,651. The net unrealized appreciation of investments for federal tax purposes was $341,343. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $8,084,214 and net unrealized depreciation from investments for those securities having an excess of cost over value of $7,742,871.
At September 30, 2015, the Fund had a capital loss carryforward of $2,703,752 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.
Annual Shareholder Report

The following schedule summarizes the Fund's capital loss carryforwards and expiration years:
Expiration Year	Short-Term	Long-Term	Total
2016	$148,172	NA	$148,172
2017	$1,306,058	NA	$1,306,058
2018	$1,242,780	NA	$1,242,780
2019	$6,742	NA	$6,742
Capital loss carryforwards of $680,012 were utilized during the year ended September 30, 2015.
Capital loss carryforwards of $145,798 expired during the year ended September 30, 2015.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.40% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended September 30, 2015, the Adviser voluntarily waived $6,021,205 of its fee.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended September 30, 2015, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at 0.25% of average daily net assets annually to compensate FSC.
Annual Shareholder Report

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended September 30, 2015, distribution services fees for the Fund were as follows:
	Distribution Services Fees Incurred	Distribution Services Fees Waived
Class A Shares	$3,058,029	$(613,310)
For the year ended September 30, 2015, FSC retained $1,229,277 of fees paid by the Fund. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended September 30, 2015, FSC did not retain any sales charges from the sale of Class A Shares.
Other Service Fees
For the year ended September 30, 2015, FSSC received $1,225 of the other service fees disclosed in Note 2.
Interfund Transactions
During the year ended September 30, 2015, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $492,180,000 and $737,945,000, respectively.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares and Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 0.80% and 0.35% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) December 1, 2016; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.
General
Certain Officers and Directors of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
Annual Shareholder Report

6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended September 30, 2015, were as follows:
Purchases	$569,638,239
Sales	$1,008,107,228
7. LINE OF CREDIT
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of September 30, 2015, there were no outstanding loans. During the year ended September 30, 2015, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of September 30, 2015, there were no outstanding loans. During the year ended September 30, 2015, the program was not utilized.
9. FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended September 30, 2015, 100% of distributions from net investment income is exempt from federal income tax, other than the federal AMT.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF directors OF federated fixed income seCURITIES, inc., AND SHAREHOLDERS OF federated municipal ultrashort fund:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Municipal Ultrashort Fund (the “Fund”), a portfolio of Federated Fixed Income Securities, Inc., as of September 30, 2015 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Municipal Ultrashort Fund as of September 30, 2015 and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
November 23, 2015
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2015 to September 30, 2015.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 4/1/2015	Ending Account Value 9/30/2015	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000.00	$997.80	$4.01
Institutional Shares	$1,000.00	$1,000.00	$1.75
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000.00	$1,021.06	$4.05
Institutional Shares	$1,000.00	$1,023.31	$1.78
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	0.80%
Institutional Shares	0.35%
Annual Shareholder Report

Board of Directors and Corporation Officers
The Board of Directors is responsible for managing the Corporation business affairs and for exercising all the Corporation powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “Independent” Directors). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2014, the Corporation comprised two portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 131 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.
Interested DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Director Indefinite Term Began serving: October 1991	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Director Indefinite Term Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
INDEPENDENT DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Director Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and CEO, The Collins Group, Inc. (a private equity firm).
Other Directorships Held: Director, Chair of the Compensation Committee, Audit Committee member, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director, FleetBoston Financial Corp.; Director and Audit Committee Member, Bank of America Corp. and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Director Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; Retired.
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP. Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
Maureen Lally-Green Birth Date: July 5, 1949 Director Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, CONSOL Energy Inc.
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; Professor of Law, Duquesne University School of Law and was a member of the Superior Court of Pennsylvania. Judge Lally-Green also holds the positions of: Member, Pennsylvania State Board of Education; Director, Saint Vincent College; Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Our Campaign for the Church Alive!, Inc.; Director, Pennsylvania Bar Institute; and Director, Cardinal Wuerl North Catholic High School, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; and Director, Catholic High Schools of the Diocese of Pittsburgh, Inc.
Peter E. Madden Birth Date: March 16, 1942 Director Indefinite Term Began serving: October 1991	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; Retired.
Other Directorships Held: None.
Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Director Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served in several banking, business management and educational roles and directorship positions throughout his career. Mr. Mansfield previously served as Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
Thomas M. O'Neill Birth Date: June 14, 1951 Director Indefinite Term Began serving: October 2006	Principal Occupations: Director or Trustee, Vice Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Director Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey serves as Board Member, Epilepsy Foundation of Western Pennsylvania and Board member, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc. and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Director Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: November 1991	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Officer since: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Deborah A. Cunningham Birth Date: September 15, 1959 Chief Investment Officer Officer since: June 2012	Principal Occupations: Deborah A. Cunningham was named Chief Investment Officer of Federated's money market products in 2004. She joined Federated in 1981 and has been a Senior Portfolio Manager since 1997 and an Executive Vice President of the Fund's Adviser since 2009. Ms. Cunningham has received the Chartered Financial Analyst designation and holds an M.S.B.A. in Finance from Robert Morris College.
Mary Jo Ochson Birth Date: September 12, 1953 CHIEF INVESTMENT OFFICER Officer since: May 2004	Principal Occupations: Mary Jo Ochson was named Chief Investment Officer of Federated's tax-exempt, fixed-income products in 2004 and Chief Investment Officer of Federated's Tax-Free Money Markets in 2010. She joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. Ms. Ochson has received the Chartered Financial Analyst designation and holds an M.B.A. in Finance from the University of Pittsburgh.
Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2015
Federated Municipal Ultrashort Fund (the “Fund”)
Following a review and recommendation of approval by the Fund's independent directors, the Fund's Board reviewed and approved at its May 2015 meetings the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.
In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory contract.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser to a fund and its shareholders, including the performance and expenses of the fund and of comparable funds; the Adviser's cost of providing the services, including the profitability to the Adviser of providing advisory services to a fund; the extent to which the Adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to the Adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of the Adviser for services rendered to a fund); comparative fee structures, including a comparison of fees paid to the Adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which the Board members perform their duties and their expertise, including whether they are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees. The Board noted that SEC disclosure requirements regarding the basis for the Board's approval of the Fund's advisory contract generally track the factors listed above. Consistent with these judicial decisions and SEC disclosure requirements, the Board also considered management fees
Annual Shareholder Report

charged to institutional and other clients of the Adviser for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meeting at which the Board's formal review of the advisory contract occurred. At this May meeting, senior management of the Adviser also met with the independent directors and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the directors. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the funds; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in
Annual Shareholder Report

the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates and total expense ratios relative to a fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant peer group, but the Board noted the applicable waivers and reimbursements and that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund in the context of the other factors considered relevant by the Board.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory fees.
Annual Shareholder Report

The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract.
The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of the proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
The Fund's performance fell below the median of the relevant peer group for the one-year, three-year and five-year periods covered by the Evaluation. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund in the context of the other factors considered relevant by the Board.
The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers.
In addition, over the past two years, following discussions regarding the Senior Officer's recommendations, Federated made meaningful reductions to the contractual advisory fees for several Funds. At the Board meeting in May 2015, following previous recommendations of the Senior Officer, Federated proposed, and the Board approved, reductions in the contractual advisory fees of certain other Funds.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation
Annual Shareholder Report

reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive. The Senior Officer also noted that Federated appeared financially sound, with the resources to fulfill its obligations under its contracts with the Funds.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated family of funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be enjoyed by the fund family as a whole. Federated, as it does throughout the year, and again in connection with the Board's review, furnished information relative to revenue sharing or adviser paid fees. Federated and the Senior Officer noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints or to apply breakpoints at higher levels and should not be viewed to determining the appropriateness of advisory fees, because it would represent marketing and distribution expenses. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds were reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the
Annual Shareholder Report

Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the advisory contract was appropriate.
The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Municipal Ultrashort Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31417P866
CUSIP 31417P858
29303 (11/15)
Federated is a registered trademark of Federated Investors, Inc.
2015 ©Federated Investors, Inc.

Item 2. Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   John T. Collins, Thomas M. O'Neill and John S. Walsh.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2015 - $59,970

Fiscal year ended 2014 - $59,100

(b) Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2015 - $0

Fiscal year ended 2014 - $15

Fiscal year ended 2014- Travel to Audit Committee Meeting.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $84 and $0 respectively. Fiscal year ended 2015- Travel expenses for attendance at Audit Committee meeting.

(c) Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2015 - $0

Fiscal year ended 2014 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2015 - $0

Fiscal year ended 2014 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $30,246 and $0 respectively. Fiscal year ended 2015- Service fee for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2015 – 0%

Fiscal year ended 2014 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2015 – 0%

Fiscal year ended 2014 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2015 – 0%

Fiscal year ended 2014 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2015 - $53,769

Fiscal year ended 2014 - $112,484

(h) The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11. Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Fixed Income Securities, Inc.

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date November 23, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date November 23, 2015

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date November 23, 2015